UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under §240.14a-12

Intensity Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484
April 30, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 annual meeting of stockholders (the "2026 Annual Meeting") of Intensity Therapeutics, Inc. (the “Company”) to be held at 10:30 a.m. Eastern Time on June 16, 2026. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/INTS2026. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, two persons will be elected to our board of directors. In addition, we will ask stockholders to approve (i) an amendment to the Company’s 2021 Stock Incentive Plan and (ii) an amendment to the Company’s 2024 Employee Stock Purchase Plan. We will also ask stockholders to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, and to approve any postponement or adjournment of the 2026 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2026 Annual Meeting to adopt the proposals set forth above or to establish a quorum. The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 30, 2026, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2026 Annual Meeting and our 2025 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of the Company.

Sincerely,

Lewis H. Bender
President, Chief Executive Officer and Chairman

Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484
April 30, 2026
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:30 a.m. ET

DATE:	June 16, 2026

ACCESS:
This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/INTS2026 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 3.

PURPOSES:
1.To elect two directors to serve three-year terms expiring in 2029;
2.To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve an amendment to the Company’s 2021 Stock Incentive Plan (the “2021 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan by 150,000 shares;
4.To approve an amendment to the Company’s 2024 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of Common Stock available for sale under the ESPP by 25,000;
5.To approve any postponement or adjournment of the 2026 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2026 Annual Meeting to adopt the proposals set forth above or to establish a quorum; and
6.To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Intensity Therapeutics, Inc. common stock at the close of business on April 23, 2026. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1 Enterprise Drive, Suite 430, Shelton, CT 06484.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the 2026 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Lewis H. Bender
President, Chief Executive Officer and Chairman

i

Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484
PROXY STATEMENT FOR INTENSITY THERAPEUTICS, INC.
2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2026
This proxy statement, along with the accompanying notice of 2026 Annual Meeting, contains information about the 2026 Annual Meeting of Intensity Therapeutics, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:30 a.m., Eastern Time, on Tuesday, June 16, 2026, virtually at www.virtualshareholdermeeting.com/INTS2026.
In this proxy statement, we refer to Intensity Therapeutics, Inc. as “Intensity,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about April 30, 2026, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2026 Annual Meeting and our 2025 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 16, 2026
This proxy statement, the notice of 2026 Annual Meeting, our form of proxy card and our 2025 annual report to stockholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/INTS2026. To view these materials please have your 16-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at ir.intensitytherapeutics.com/sec-filings. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:
Joseph Talamo
Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484

Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2026 Annual Meeting to be held virtually, on Tuesday, June 16, 2026 at 10:30 a.m. ET and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying notice of 2026 Annual Meeting, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the notice of the 2026 Annual Meeting, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice, and, if applicable, proxy materials to stockholders on or about April 30, 2026.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the Virtual Annual Meeting?
The live webcast of the annual meeting will begin promptly at 10:30 a.m. ET. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log in at www.virtualshareholdermeeting.com/INTS2026 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the annual meeting.
Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/INTS2026, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at www.virtualshareholdermeeting.com/INTS2026.
What Happens if There Are Technical Difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual 2026 Annual Meeting, voting at the 2026 Annual Meeting or submitting questions at the 2026 Annual Meeting. If you encounter any difficulties accessing the virtual 2026 Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual 2026 Annual Meeting login page.
Who May Vote?
Only stockholders of record at the close of business on April 23, 2026 (the “Record Date”) will be entitled to vote at the annual meeting. On the Record Date, there were 2,649,587 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice or if applicable, our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•By Internet or by telephone. Follow the instructions included in the Internet Availability Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.
•At the meeting. If you attend the virtual annual meeting, you may vote your shares online at the time of the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 15, 2026.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares at the time of the virtual annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and vote your shares online at the time of the meeting.
How Does the Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
    “FOR” the election of the nominees for director; and
    “FOR” the ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
    “FOR” the approval of the amendment to the 2021 Stock Incentive Plan.
    “FOR” the approval of the amendment to the 2024 Employee Stock Purchase Plan.
    “FOR” any postponement or adjournment of the 2026 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2026 Annual Meeting to adopt the proposals set forth above or to establish a quorum.
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the 2026 Annual Meeting. You may change or revoke your proxy in any one of the following ways:
    if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
    by re-voting by Internet or by telephone as instructed above;
    by notifying Joseph Talamo, the Company’s Chief Financial Officer, in writing before the annual meeting that you have revoked your proxy; or
    by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Internet Availability Notice or Proxy Card?
You may receive more than one Internet Availability Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) and on the approval of a postponement or adjournment of the 2026 Annual Meeting (Proposal 5 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominees or WITHHOLD your vote from the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. For the nominees, you may vote either FOR or AGAINST such nominees. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper as our independent registered public accounting firm for 2026, our audit committee of our board of directors will reconsider its selection.

Proposal 3: Amendment to the 2021 Stock Incentive Plan	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required for the approval of the amendment to the 2021 Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Amendment to the 2024 Employee Stock Purchase Plan	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required for the approval of the amendment to the ESPP. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Approve any postponement or adjournment of the 2026 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2026 Annual Meeting to adopt the proposals set forth above or to establish a quorum	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve any postponement or adjournment of the 2026 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2026 Annual Meeting to adopt the proposals set forth above or to establish a quorum. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
Where Can I Find the Voting Results of the 2026 Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of 33% of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
This year, our 2026 Annual Meeting will be held in a virtual meeting format only. To attend the virtual 2026 Annual Meeting, go to www.virtualshareholdermeeting.com/INTS2026 shortly before the meeting time, and follow the instructions for downloading the Webcast. If you miss the annual meeting, you can view a replay of the Webcast at www.virtualshareholdermeeting.com/INTS2026 until June 16, 2027. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Intensity stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Internet Availability Notice or, if applicable, our proxy materials to you if you write or call Joseph Talamo at:
Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484
(203) 221-7381

If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•following the instructions provided on your Internet Availability Notice or proxy card; or
•following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2026 for (a) the executive officers named in the Summary Compensation Table included elsewhere in this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 15, 2026 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 2,606,977 shares of common stock outstanding on April 15, 2026.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Directors and Executive Officers
Lewis H. Bender(1)	159,835	6.0%
Joseph Talamo(2)	14,383	*
John Wesolowski(3)	10,219	*
Emer Leahy(4)	6,410	*
Mark A. Goldberg(5)	6,010	*
Daniel Donovan(6)	3,500	*
Thomas I. H. Dubin(7)	2,500	*
Directors and Executive Officers as a group (7 persons)(8)	202,857	7.6%

* Less than 1%

(1)Includes 41,286 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of April 15, 2026. Does not include 18,648 shares of common stock underlying options that are not exercisable within sixty days of April 15, 2026. The principal business address of Mr. Bender is c/o Intensity Therapeutics, Inc., 1 Enterprise Drive, Suite 430, Shelton, CT 06484.
(2)Includes 13,237 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of April 15, 2026. Does not include 19,058 shares of common stock underlying options that are not exercisable within sixty days of April 15, 2026.
(3)Includes 6,805 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of April 15, 2026. Does not include 5,205 shares of common stock underlying options that are not exercisable within sixty days of April 15, 2026.
(4)Includes 6,410 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of April 15, 2026. Does not include 1,500 shares of common stock underlying options that are not exercisable within sixty days of April 15, 2026.
(5)Includes 6,010 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of April 15, 2026. Does not include 1,500 shares of common stock underlying options that are not exercisable within sixty days of April 15, 2026.
(6)Includes 3,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of April 15, 2026. Does not include 1,500 shares of common stock underlying options that are not exercisable within sixty days of April 15, 2026.

(7)Includes 2,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of April 15, 2026. Does not include 1,500 shares of common stock underlying options that are not exercisable within sixty days of April 15, 2026.
(8)Includes 79,748 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of April 15, 2026. Does not include 48,911 shares of common stock underlying options that are not exercisable within sixty days of April 15, 2026.

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors
Our business is managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of five members, classified into three classes as follows: (1) Dr. Emer Leahy and Lewis H. Bender constitute a class with a term ending at the 2026 Annual Meeting; (2) Daniel Donovan and Thomas I. H. Dubin constitute a class with a term ending at the 2027 annual meeting; and (3) Dr. Mark A. Goldberg constitutes a class with a term ending at the 2028 annual meeting.
On April 23, 2026, our board of directors accepted the recommendation of the nominating and corporate governance committee (the “nominating committee”) and voted to nominate Dr. Emer Leahy and Lewis H. Bender for election at the annual meeting for a term of three years to serve until the 2029 annual meeting of stockholders, and until their respective successor(s) have been elected and qualified.
Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of April 30, 2026. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Lewis H. Bender	67	President, Chief Executive Officer and Chairman of the Board of Directors
Emer Leahy	60	Director
Mark A. Goldberg	66	Director
Daniel Donovan	62	Director
Thomas I. H. Dubin	64	Director
Our board of directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our board of directors has determined that the following members of our board of directors are “independent directors” as defined by The Nasdaq Stock Market: Dr. Leahy, Dr. Goldberg, Mr. Donovan and Mr. Dubin.
Lewis H. Bender is our founder and has served as our President and Chief Executive Officer since April 2012. Prior to our founding, Mr. Bender was the CEO of publicly traded (AMEX & OTC) Interleukin Genetics, Inc. (“Interleukin Genetics”) from 2008 until 2012. Interleukin Genetics was a personalized medicine company. Mr. Bender was successful in raising capital for Interleukin Genetics via a direct placement with institutional investors and partnered with the insurance industry for development of an Interleukin Genetics product. Prior to joining Interleukin Genetics, Mr. Bender held numerous positions at Emisphere Technologies, Inc. (“Emisphere”) at the time a publicly traded (NASDAQ) drug delivery company specializing in the development of oral delivery of poorly absorbed molecules. While at Emisphere from 1993 to December 2007, Mr. Bender held positions including Interim President & CEO, Chief Technology Officer, Senior Vice President of Business Development, and Vice President of Manufacturing and Process Development. Mr. Bender has over 33 years of biotech and pharmaceutical executive management experience. He has led development teams taking products from discovery to Phase 3 for compounds using novel drug delivery techniques. Mr. Bender has both a BS and MS in Chemical Engineering from The Massachusetts Institute of Technology (MIT), an MBA from the University of Pennsylvania’s Wharton School, and an MA in International Studies also from the University of Pennsylvania. He is fluent in French and German. We believe that Mr. Bender’s immense experience in the biomedical and pharmaceutical industries, including at several publicly traded companies, qualifies him to serve on our board of directors.
Dr. Emer Leahy has served on our board of directors since June 2016. Dr. Leahy received her Ph.D. in Neuropharmacology from University College Dublin, Ireland and her MBA from Columbia University. She has been with PsychoGenics Inc., a preclinical CNS service company, since 1999 and is currently serving as its Chief Executive Officer and Director. Prior to her appointment as the Chief Executive Officer in 2020, she was the vice president of business development. Dr. Leahy is also the Chief Executive Officer of PGI Drug Discovery LLC, since its founding in 2011, a company engaged in psychiatric drug discovery with multiple partnered clinical programs including one in Phase III. Dr. Leahy also serves as Chief Executive Officer of Axelyra Therapeutics, a startup CNS discovery and development company, since 2025. Additionally, Dr. Leahy served as a board member and a member of both the compensation committee and the audit committee of Bright Minds Biosciences Inc. (NASDAQ: DRUG), a biotech company, until April 2022, a board member, Chair of the Compensation committee and a member of the Audit and Governance committees of Pasithea Therapeutics, Inc. (NASDAQ: KTTA), a biotech company, since 2021, and a board member of Prostate Theranostics, a private drug discovery company, since 2025. Dr. Leahy has more than 30 years of experience in drug discovery, clinical development and business development for pharmaceutical and biotechnology companies, including extensive knowledge of technology assessment, licensing, mergers and acquisitions, and strategic planning. She is an Adjunct Associate Professor of Neuroscience at Mount Sinai School of Medicine since 2017. Dr. Leahy served on the Emerging Companies Section Governing Board of the Biotechnology Industry Organization, the Business Review Board for the Alzheimer’s Drug Discovery Foundation, and the Scientific Advisory Board of the International Rett Syndrome Foundation. She currently serves as a board member of BioNJ since 2020, and served as Chair of the Board of Trustees between 2024 and 2026. She is a recent finalist in the NJ Chapter of the EY Entrepreneur of the Year. We believe that Dr. Leahy is qualified to serve as a member of our board of directors due to her extensive pharmaceutical, biotechnology and business background.

Dr. Mark A. Goldberg has served as a member of our board of directors since May 2018. Since January 2026, Dr. Goldberg has served as Operating Partner of Arsenal Capital Management, a specialized private equity firm in the industrials and healthcare sectors. Since 2019, Dr. Goldberg has served as Chairman of Allucent, a global mid-sized clinical research organization, and has also served as Chief Executive Officer between 2019 and 2024. Dr. Goldberg has also served as the Executive Chairman of Thread, a decentralized research and electronic clinical outcome assessment provider, between 2019 and 2024. Previously, Dr. Goldberg has served as President and COO of PAREXEL International, one of the world’s largest global biopharmaceutical service providers, with consolidated revenue of approximately $2.4 billion in 2017, over 18,000 employees, and 86 locations in 51 countries. He was responsible for overseeing all revenue generating business segments including Clinical Research Services, PAREXEL Informatics, and PAREXEL Consulting as well as sales, marketing, corporate quality, and information technology. Dr. Goldberg helped to pioneer PAREXEL’s strategic partnering approach with some of the world’s leading pharmaceutical companies and to build out the company’s global infrastructure, particularly in the Asia Pacific region, through both organic growth and acquisitions. Earlier in his PAREXEL career, he founded the company’s Medical Imaging business and helped establish its technology subsidiary, PAREXEL Informatics. Dr. Goldberg holds a BS degree in computer science from MIT and an MD from the University of Massachusetts Medical School. He completed residency training in Radiology at Massachusetts General Hospital, where he also served as Chief Resident and a staff physician with academic appointments at Harvard Medical School. We believe that Dr. Goldberg is qualified to serve as a member of our board of directors because of his medical background, extensive experience in the pharmaceutical services industry, and having served as a named officer of a public company.
Daniel J. Donovan has served as a member of our board of directors since January 2023. Mr. Donovan is an entrepreneur with extensive experience within the biotech industry. Since 2014, he has been the Chief Executive Officer of rareLife Solutions, Inc. (“rareLife”), a company creating connections to engage, unify, and amplify the voices of patients, advocates, and caregivers to inform and accelerate the development and commercialization of emerging treatments especially in rare diseases. Mr. Donovan was a member of the Board of Directors and Chief Business Officer at Cancer Prevention Pharmaceuticals (“CPP”), a late-stage pharmaceutical development company with compounds targeted at several rare diseases. Prior to rareLife and CPP, Mr. Donovan established Envision Pharma in 2001, serving as President through June 2011. He was the visionary behind the creation and development of Datavision, the market leader in medical publications technology. Envision Pharma was acquired by the United BioSource Corporation (“UBC”) in April 2008. At UBC, Mr. Donovan was Senior Vice President Strategy and Market Development. Mr. Donovan began his career at Pfizer serving in a variety of positions of increasing responsibility, ranging from sales to market research and marketing in the United States and international marketplace, culminating in his position as Director and European Team Leader. During his time at Pfizer, he played a pivotal role in the commercialization of some of the pharmaceutical industry’s most successful product launches. Mr. Donovan earned a Bachelor of Science degree in Finance at Lehigh University. We believe that Mr. Donovan is qualified to serve as a member of our board of directors because of his background in cancer and rare disease, finance, drug development, patient advocacy and small company board experience.
Thomas I. H. Dubin has served on our board of directors since May 2024. Mr. Dubin is a pharmaceutical executive and attorney. Over the past five years, he has served as an advisor and board member to various biopharma and other companies. From 2001 through 2013, Mr. Dubin was the Chief Legal Officer and member of the core executive team that grew Alexion Pharmaceuticals (“Alexion”) from development stage to membership in the S&P 500. At Alexion, Mr. Dubin led legal, government affairs, pricing and reimbursement, human resources, corporate communications, and other functions, and held commercial responsibility for the company’s Australasia region. Prior to Alexion, Mr. Dubin served as

Vice President and General Counsel of ChiRex, Inc. and Assistant General Counsel of Warner-Lambert Company. Mr. Dubin began his career as a corporate attorney with Cravath, Swaine & Moore in New York City. Mr. Dubin currently serves as Executive Chair of Cellphire Therapeutics, board member of Nuvance Health, board member of Norwalk Hospital, and member of the Yale School of Public Health Leadership Council. Mr. Dubin was a board member of Notable Laboratories (NASDAQ: NTBL) in 2024, BioBlast Pharmaceuticals (NASDAQ: ORPN) from 2015 to 2018, a board member of Connecticut Innovations from 2020 to 2024, an advisory board member of Mythic Pharmaceuticals from 2017 to 2024, and a trustee of American Jewish World Service from 2014 to 2021. Mr. Dubin received his J.D. from New York University School of Law, his M.P.H. from Yale University School of Public Health and his B.A. from Amherst College, cum laude. We believe that Mr. Dubin is qualified to serve as a member of our board of directors because of his extensive legal and business skills and experience in the biotechnology industry.
Family Relationships
There are no family relationships between any of our executive officers and directors.
Arrangements between Officers and Directors
Except as set forth herein, to our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which the officer or director was selected to serve as an officer or director.
Involvement in Certain Legal Proceedings
We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.
Insider Trading Policy
We have adopted insider trading policies and procedures (the “Insider Trading Policy”) that apply to our employees, directors and designated consultants. The Insider Trading Policy governs the purchase and sale or other dispositions of certain investment products and is reasonably designed to promote compliance with insider trading laws, rules and regulations. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Director Independence
Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Mr. Daniel Donovan, Dr. Emer Leahy, Dr. Mark A. Goldberg and Mr. Thomas I. H. Dubin do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of The Nasdaq Stock Market. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Committees of our Board of Directors and Meetings
Meeting Attendance. During the fiscal year ended December 31, 2025, there were six meetings of our board of directors, and the various committees of our board of directors met a total of six times. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during fiscal 2025. Our board of directors has adopted a policy under which each member of our board of directors is strongly encouraged and makes every effort to but is not required to attend each annual meeting of our stockholders. Each member of our board of directors attended the annual meeting of stockholders in 2025.
Audit Committee. Our audit committee met four times during the fiscal year ended December 31, 2025. This committee currently has three members, Dr. Emer Leahy (Chairperson), Dr. Mark A. Goldberg and Mr. Thomas I. H.

Dubin. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the audit committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the audit committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Dr. Leahy is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the audit committee set forth elsewhere in this proxy statement.
A copy of the audit committee’s written charter is publicly available on our website at ir.intensitytherapeutics.com/corporate-governance/governance-documents.
Compensation Committee. Our compensation committee met one time during the fiscal year ended December 31, 2025. This committee currently has three members, Mr. Daniel Donovan (Chairperson), Dr. Emer Leahy and Dr. Mark A. Goldberg. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of our board of directors are carried out and that such policies, practices and procedures contribute to our success. Our compensation committee also administers our 2021 Plan. The compensation committee is responsible for the determination of the compensation of our chief executive officer and all other executive officers, and will conduct its decision-making process with respect to that issue without the chief executive officer present. All members of the compensation committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.
Our compensation committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation. Generally, our Compensation Committee evaluates and approves our compensation practices and determines compensation levels. The compensation committee evaluates all executive officers’ performance in light of relevant corporate goals and objectives, and approves, or recommends to the board of directors for approval, all executive officers’ compensation. For executives other than the Chief Executive Officer, our compensation committee reviews and approves, or recommends to the board of directors for approval, the compensation of such executive officers. Additionally, our Compensation Committee reviews and recommend to the board of directors for approval the compensation of our directors, including with respect to any equity-based plans. The enumerated processes and procedures of our compensation committee are included in our compensation committee’s written charter.
A copy of the compensation committee’s written charter is publicly available on our website at ir.intensitytherapeutics.com/corporate-governance/governance-documents.
Nominating and Corporate Governance Committee. Our nominating committee acted by written consent one time during the fiscal year ended December 31, 2025 and has two members, Dr. Mark A. Goldberg (Chairperson) and Mr. Daniel Donovan. Our board of directors has determined that all members of the nominating committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. The nominating committee’s responsibilities are set forth in the nominating committee’s written charter and include:
•evaluating and making recommendations to the full Board as to the composition, organization and governance of our board of directors and its committees,
•evaluating and making recommendations as to director candidates,
•evaluating current board’s performance,
•overseeing the process for CEO and other executive officer succession planning, and
•developing and recommending governance guidelines for the Company.
Generally, our nominating committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating committee will evaluate a candidate’s qualifications and make recommendations to the board of directors regarding the selection and approval of such candidate. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our nominating committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities; and
•a statement whether or not either such stockholder or beneficial owner intends to solicit proxies in support of the proposed nominee.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•certain biographical information concerning the proposed nominee;
•all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•a description of any material interest in any material contract or arrangement between the nominating stockholder and the proposed nominee;
•a completed questionnaire with respect to the backgrounds, qualifications, stock ownership and independence of the proposed nominee; and
•certain written representations with respect to the proposed nominee.
A copy of the nominating committee’s written charter, including its appendices, is publicly available on our website at ir.intensitytherapeutics.com/corporate-governance/governance-documents.
Board Leadership Structure and Role in Risk Oversight
The positions of chairman of the board and chief executive officer of the Company have historically been combined, and Mr. Bender currently holds both positions. We believe this board leadership structure is appropriate because of the efficiencies achieved in having the role of chief executive officer and chairman combined, and because the detailed knowledge of our day-to-day operations and business that the chief executive officer possesses greatly enhances the decision-making processes of the board of directors as a whole. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without Mr. Bender in attendance. We do not have a lead independent director.
Our board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.

Stockholder Communications to our Board of Directors
Any stockholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions in writing to the Chairman of our board of directors at 1 Enterprise Drive, Suite 430, Shelton, CT 06484-4779. Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:
•junk mail and mass mailings;
•resumes and other forms of job inquiries;
•surveys; and
•solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.
Executive Officers
The following table sets forth certain information as of April 30, 2026 regarding our executive officers who are not also directors. All of our executive officers are at-will employees.

Name	Age	Position
Joseph Talamo	57	Chief Financial Officer
John Wesolowski	67	Principal Accounting Officer and Controller
Joseph Talamo has served as our Chief Financial Officer since December 2023. Prior to joining the Company, from August 2020 until November 2023, Mr. Talamo served as Senior Vice President and Chief Financial Officer of HiberCell, Inc., a clinical-stage biotechnology company developing therapeutics to address cancer relapse and metastasis. From June 2011 until July 2020, Mr. Talamo was employed by Lisata Therapeutics, Inc. (formerly known as Caladrius Biosciences, Inc.) where he served in various roles, including Corporate Controller and Chief Accounting Officer, and then later as the Company’s Senior Vice President and Chief Financial Officer. Mr. Talamo received a B.B.A. in Accounting from Hofstra University, and an M.B.A. in Finance from Hofstra University. Mr. Talamo is a Certified Public Accountant in the State of New York.
John Wesolowski has served as our Principal Accounting Officer and Controller since March 2017. In addition, Mr. Wesolowski served as our Interim Chief Financial Officer from June 2023 until December 2023. Prior to joining the Company, from 1998 to 2016, Mr. Wesolowski was Director of Costing in the Yale University Controller’s office. In that role Mr. Wesolowski conducted financial reporting, property tax management, was responsible for calculations of overhead and benefit rates, and was involved in numerous special projects related to accounting processes and controls. Also, at Yale, he was involved in financial reporting and accounting matters related to clinical trials and other organized research. Prior to joining Yale Mr. Wesolowski was the Vice President and Controller for Automatic Fastener Corporation in Branford, CT from 1988 to 1998. In this role, Mr. Wesolowski oversaw all accounting, purchasing and human resources functions. Mr. Wesolowski also has five years of experience in public accounting and auditing from working at KMG Main Hurdman, now KPMG. Mr. Wesolowski received a Bachelor of Science in Finance from The Pennsylvania State University (Penn State at University Park) and an MBA from the University of Connecticut in Management Science. He has been a Certified Public Accountant since 1983.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows the total compensation paid or accrued to our named executive officers during the last two fiscal years ended December 31, 2025 and 2024. Our named executive officers consist of (1) our Chief Executive Officer and (2) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2025 (collectively, our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1) ($)	All Other Compensation(2) ($)		Total ($)

Lewis H. Bender	2025	549,150	411,863	(3)	340,138	54,331	(4)	1,355,482
President and Chief Executive Officer	2024	544,121	—		1,889,162	52,886	(5)	2,486,169
Joseph Talamo	2025	374,696	152,440		147,728	48,875	(6)	723,739
Chief Financial Officer	2024	370,000	—		1,245,646	46,930	(7)	1,662,576
John Wesolowski	2025	246,820	74,984		49,243	7,405	(8)	378,452
Principal Accounting Officer and Controller	2024	251,347	—		308,231	9,551	(8)	569,129
(1)In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2025 and 2024 computed in accordance with Financial Accounting Standards Board ASC Topic 718 for stock-based compensation transactions, or ASC 718. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of stock options, the exercise of stock options or the sale of shares of our common stock. For a discussion of the assumptions used to value option awards, see the Notes to Financial Statements included in Part II, Item 8 of our Annual Report on Form 10-K filed on March 27, 2026.
(2)Information includes perquisite and personal benefit received by each Named Executive Officer.
(3)On March 26, 2026, our compensation committee approved payment of 56% of the 2025 bonus to be paid in the Company’s common stock under the 2021 Plan, based on the March 26, 2026 closing stock price of $6.11.
(4)The amounts reported represent $43,831 of Company-paid portion of health and dental insurance and $10,500 in matching 401(k) contributions.
(5)The amounts reported represent $42,536 of Company-paid portion of health and dental insurance and $10,350 in matching 401(k) contributions.
(6)The amounts reported represent $38,375 of Company-paid portion of health and dental insurance and $10,500 in matching 401(k) contributions.
(7)The amounts reported represent $36,580 of Company-paid portion of health and dental insurance and $10,350 in matching 401(k) contributions.
(8)Consists entirely of matching 401(k) contributions.

Narrative Disclosure to Summary Compensation Table
Annual Base Salary
Our Named Executive Officers each receive a base salary to compensate them for services rendered to the Company. The base salary is intended to provide a fixed component of compensation reflecting each executive’s skill set, experience, role and responsibilities. Our board of directors or our compensation committee annually reviews the base salaries of our Named Executive Officers, typically in connection with our annual performance review process, and from time to time makes adjustments to base salaries to align with market levels and account for individual responsibilities, performance, and experience. The table below reflects the base salaries in effect for the years ended December 31, 2025 and 2024.

Executive	2025 Base Salary	2024 Base Salary
Lewis H. Bender	$549,150	$549,150
Joseph Talamo	$381,100	$370,000
John Wesolowski	$214,240	$260,000

Employment Agreements with our Named Executive Officers
Employment Agreement with Lew Bender
On November 24, 2021, we entered into an Amended and Restated Employment Agreement with Mr. Bender (the “Bender Agreement”). Pursuant to the Bender Agreement, Mr. Bender is entitled to receive a base salary, which is subject to annual review and adjustment by our compensation committee. Mr. Bender’s base salary was $523,000 for the fiscal year ended December 31, 2023 and was increased to $549,150 on March 4, 2024. Mr. Bender’s base salary may not be decreased without his consent. Further, Mr. Bender is eligible to receive an annual lump sum cash bonus not to exceed 75% of his current base salary, to be determined based on the achievement of performance targets, as determined annually by our compensation committee. Mr. Bender is also eligible to receive equity grants pursuant to the 2021 Plan, at the discretion of and with terms and conditions to be set by our compensation committee.
Under the Bender Agreement, Mr. Bender may terminate his employment at any time and for any reason with 90 days’ prior notice. If Mr. Bender’s employment is terminated for Cause or resigns for Good Reason (each term as defined below), he shall be entitled to receive accrued base salary, benefits and vacation time in addition to any unreimbursed expenses (the “Accrued Amounts”).
If Mr. Bender is terminated without Cause or resigns for Good Reason, he shall be entitled to receive (i) subject to his execution and non-revocation of a release, (a) severance payments totaling an amount double Mr. Bender’s base salary and target bonus at the time of his termination or resignation, to be paid in bi-weekly installments over the course of two years following such termination or resignation and (b) a lump sum payment to be made no later than March 15 of the calendar year following the year of termination or resignation in an amount equal to Mr. Bender’s target bonus for the year of termination or resignation, prorated by the number of days he was employed by the Company during such year (collectively, the “Severance Pay”), and (ii) (a) the Accrued Amounts and (b) if his termination or resignation occurs between January 1 and March 15, the amount of any unpaid annual bonus from the prior calendar year (the “Accrued Bonus”). However, if Mr. Bender is terminated without Cause or resigns for Good Reason within six months following a Change of Control (as defined below), he shall be entitled to receive the Accrued Amounts and the Accrued Bonus, but in lieu of Severance Pay he shall be entitled to receive (i) a lump sum severance payment, payable at the time of termination or resignation, in an amount equal to two and one-half times the sum of his base salary and target annual bonus, each as in effect at the time of such termination or resignation, plus (ii) a payment equal to his target annual bonus in effect at the time of termination or resignation, prorated by the number of days he was employed by the Company during such year. If Mr. Bender’s employment is terminated due to death or a certain period of disability, he or his estate shall be entitled to receive (i) the Accrued Amounts, (ii) a payment equal to his target bonus in effect during the year of termination, prorated by the number of days he was employed by the Company during such year, and (iii) if his termination occurs between January 1 and March 15, the amount of any unpaid annual bonus from the prior calendar year.
Pursuant to the Bender Agreement, Mr. Bender is subject to a non-competition provision for the duration of his employment and for a two-year period following such employment. This provision prohibits Mr. Bender from (i) becoming employed by or rendering services to a competitor, (ii) engaging in any competitive business for his own account, (iii) becoming associated with or interested in a competitor by retaining or employing such competitor in certain capacities and (iv) taking any efforts to entice away from the Company any of its customers, employees, consultants, service providers, strategic partners or suppliers. The Bender Agreement also includes customary confidentiality provisions as well as provisions relating to assignment of inventions.

The definitions below are applicable to the Bender Agreement:
Termination for “Cause” is termination by the Company occasioned by (i) the failure by Mr. Bender to cure a breach of a material duty imposed on him under the Bender Agreement or any other written agreement between Executive and the Company, or any policy of the Company, within 10 business days after written notice thereof by the Company, if curable in the reasonable discretion of the board of directors, (ii) acts by Mr. Bender of fraud, embezzlement, theft, willful misconduct, gross negligence, or other material dishonesty directed against the Company, (iii) the failure or refusal by Mr. Bender to perform any material duties under the Bender Agreement or to follow any lawful and reasonable direction of the Company, which, if curable in the reasonable discretion of the board of directors, has not been cured within 10 business days after written notice thereof by the Company, and (iv) Mr. Bender’s having been formally charged with the commission of a felony (other than a traffic offense) or a crime involving moral turpitude.
Resignation for “Good Reason” is resignation by Mr. Bender due to (i) a material reduction in Mr. Bender’s duties, authority or responsibilities, (ii) relocation of Mr. Bender’s place of employment without his consent to a location more than fifty miles from the Company’s current executive offices or (iii) any material breach by the Company of the Bender Agreement; provided that Mr. Bender cannot terminate employment for Good Reason unless he has provided written notice to the Company of the existence of the circumstances providing grounds for resignation for Good Reason within 90 days of the initial existence of such grounds and the Company has had at least 30 days from the date of such notice to cure such circumstances and fails to do so.
Employment Agreement with Joseph Talamo
On December 11, 2023, we entered into an employment agreement with Joseph Talamo (the “Talamo Agreement”), pursuant to which he serves as Chief Financial Officer of the Company on an at-will basis. Pursuant to the Talamo Agreement, Mr. Talamo is entitled to receive a base salary of $370,000, which is subject to review and adjustment from time to time. Mr. Talamo is also eligible to receive equity grants pursuant to the 2021 Plan, at the discretion of and with terms and conditions to be set by our compensation committee.
Pursuant to the Talamo Agreement, if Mr. Talamo is terminated without Cause or resigns for Good Reason (each term as defined below), he shall be entitled, subject to execution of a release, to receive a lump sum severance payment equal to one month of base salary per year of employment up to a maximum of six months. If he is terminated for Cause, he will not receive any severance. If there is a Change in Control (as defined below) of the Company and Mr. Talamo is terminated without Cause or resigns for Good Reason within six months following such Change in Control, then Mr. Talamo shall be entitled, subject to execution of a release, to receive a lump sum severance payment equal to (i) four months of base monthly salary if such termination or resignation occurs following one year of employment, (ii) five months of base monthly salary if such termination or resignation occurs following two years of employment, or (iii) six months of base monthly salary if such termination or resignation occurs following three or more years of employment.
The definitions below are applicable to the Talamo Agreement:
Termination for “Cause” is termination by the Company occasioned by actions of Mr. Talamo that are against Company policy, that are illegal or that may lead to serious repercussions for the Company, our employees or our corporate partners. Termination for “Cause” may be necessitated by a serious violation of our code of conduct, inappropriate disclosure of confidential information or trade secrets, or continuous poor performance as determined by our board of directors. “Cause” may also include dereliction of duties, poor relationships with other employees, sexual harassment, or treatment of external parties or partner companies that results in negative outcomes for the Company.
Resignation for “Good Reason” is resignation by Mr. Talamo due to a significant reduction in his responsibilities or authority as an executive, a decrease in his material benefits or compensation not due to financial distress of the Company, or relocation of Company’s current corporate offices to more than 50 miles further away from his current home. Once grounds for resignation for Good Reason arise, Mr. Talamo shall have 60 days to report such grounds and shall provide the Company with 30 days written notice of his resignation for Good Reason.
A “Change in Control” occurs if (i) one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Company’s stock, provided that a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock; (ii) one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 50% or more of the total voting power of the Company’s stock; or (iii) a majority of the members of our board of directors are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the board of directors before the date of appointment or election.
The Talamo Agreement includes customary confidentiality provisions as well as provisions relating to assignment of inventions. The Talamo Agreement also includes a non-competition provision that applies for the duration of his employment and for a one-year period following such employment.
Employment Agreement with John Wesolowski

On June 20, 2023, we entered into an employment agreement with John Wesolowski (the “Wesolowski Agreement”), pursuant to which he serves as Principal Accounting Officer and Controller of the Company on an at-will basis. Pursuant to the Wesolowski Agreement, Mr. Wesolowski is entitled to receive a base salary which is subject to review and adjustment from time to time. Mr. Wesolowski’s initial base salary pursuant to the Wesolowski Agreement was $165,000, and it was increased to $215,000 on July 22, 2023 and to $260,000 on March 4, 2024. Effective September 1, 2025, Mr. Wesolowski's annual salary was reduced to $214,240 to reflect a reduction in his standard work week. Mr. Wesolowski is also eligible to receive equity grants pursuant to the 2021 Plan, at the discretion of and with terms and conditions to be set by our compensation committee.
The Wesolowski Agreement includes customary confidentiality provisions as well as provisions relating to assignment of inventions. The Wesolowski Agreement also includes a non-competition provision that applies for the duration of his employment and for a one-year period following such employment.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2025.

Option Awards

Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date
Lewis H. Bender	3,000	—		$225.00	8/6/2029
	3,000	—		$287.50	7/31/2030
	3,000	—		$287.50	8/13/2031
	3,000	—		$225.00	12/13/2032
	9,296	9,296	(1)	$129.75	3/6/2034
	1,342	—		$129.75	3/6/2034
	7,000	21,000	(2)	$14.25	5/2/2035

Joseph Talamo	1,600	1,600	(3)	$172.00	12/11/2033
	6,838	10,257	(4)	$86.00	10/21/2034
	2,400	9,600	(5)	$14.25	5/2/2035

John Wesolowski	560	—		$100.00	3/27/2027
	300	—		$200.00	2/6/2028
	100	—		$225.00	7/11/2029
	250	—		$287.50	7/31/2030
	240	—		$287.50	8/13/2031
	260	—		$287.50	9/5/2031
	375	125	(6)	$225.00	12/13/2032
	1,500	500	(7)	$160.75	7/19/2033
	250	750	(8)	$129.75	3/6/2034
	1,120	1,681	(9)	$86.00	10/21/2034
	800	3,200	(10)	$14.25	5/2/2035

(1)Consists of options granted to Mr. Bender by our compensation committee on March 6, 2024, vesting in four equal annual installments beginning on the grant date.
(2)Consists of options granted to Mr. Bender by our compensation committee on May 2, 2025, vesting in four equal annual installments beginning on the grant date.
(3)Consists of options granted to Mr. Talamo by our compensation committee on December 11, 2023, vesting in four equal annual installments beginning on the first anniversary of the date of grant.
(4)Consists of options granted to Mr. Talamo by our compensation committee on October 21, 2024, vesting in five equal annual installments beginning on the date of grant.
(5)Consists of options granted to Mr. Talamo by our compensation committee on May 2, 2025, vesting in five equal annual installments beginning on the date of grant.
(6)Consists of options granted to Mr. Wesolowski by our compensation committee on December 13, 2022, vesting in four equal annual installments beginning on the first anniversary of the date of grant.

(7)Consists of options granted to Mr. Wesolowski by our compensation committee on July 19, 2023, vesting in four equal annual installments beginning on the grant date.
(8)Consists of options granted to Mr. Wesolowski by our compensation committee on March 6, 2024, vesting in four equal annual installments beginning on the first anniversary date of grant.
(9)Consists of options granted to Mr. Wesolowski by our compensation committee on October 21, 2024, vesting in five equal annual installments beginning on the date of grant.
(10)Consists of options granted to Mr. Wesolowski by our compensation committee on May 2, 2025, vesting in five equal annual installments beginning on the date of grant.
2013 Stock and Option Plan
Under our 2013 Stock and Option Plan (the “2013 Plan”), 180,000 shares of Common Stock have been reserved for issuance in the form of incentive stock options, non-qualified stock options, restricted stock, unrestricted stock, stock appreciation rights or any combination of the foregoing. The shares issuable pursuant to awards granted under the 2013 Plan are authorized but unissued shares.
The 2013 Plan is administered by our board or at the discretion of the board, which has full power to select the individuals to whom awards will be granted and to determine the specific terms and conditions of each award, subject to the provisions of the 2013 Plan. Pursuant to the 2013 Plan and subject to applicable law, our board of directors has delegated to the compensation committee the power to make recommendations to the board of directors relating to management compensation, the adoption of employee benefit plans, stock option or equity incentive plans and other similar matters.
The option exercise price of each option granted under the 2013 Plan is determined by our board of directors and may not be less than the fair market value of a share of Common Stock on the date of grant. The term of each option is fixed by the board and may not exceed 10 years from the date of grant. The board determines at what time or times each option may be exercised when granting the option.
The 2013 Plan provides that, upon the consummation of a sale event, unless provision is made in connection with the sale event for the assumption or continuation of the awards by the successor entity or substitution of the awards with new awards of the successor entity, with appropriate adjustment, the 2013 Plan and all outstanding and unexercised options issued thereunder will terminate upon the effective time of the sale event. We may make or provide for cash payment to holders of options equal to the difference between (i) the per share cash consideration in the sale event multiplied by the number of shares subject to outstanding options being cancelled, and (ii) the aggregate exercise price to the holders of all vested and exercisable options.
Our board of directors may amend the 2013 Plan but no such action may adversely affect the rights of an award holder without such holder’s consent. Approval by our stockholders of amendments to the 2013 Plan must be obtained if required by law.
The 2013 Plan terminated in August 2023 on the tenth anniversary of the 2013 Plan’s date of adoption by the board. No new awards were made under the 2013 Plan after such termination date, but awards previously granted may extend beyond such date.
2021 Stock Incentive Plan
On November 12, 2021, we adopted a new equity incentive plan, the 2021 Plan. Under the 2021 Plan, we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. The material terms of the 2021 Plan are summarized below.
Types of Awards.    The 2021 Plan provides for the grant of non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), restricted stock awards, restricted stock units (“RSUs”), unrestricted stock awards, stock appreciation rights and other forms of stock-based compensation.
Eligibility and Administration.    Employees, officers, consultants, directors, and other service providers of the Company and its affiliates are eligible to receive awards under the 2021 Plan. The 2021 Plan is administered by the board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of the Company’s directors and/or officers (all such bodies and delegates referred to collectively as the plan administrator), subject to certain limitations that may be imposed under Section 16 of the Exchange Act of 1934, as amended (the “Exchange Act”), and/or other applicable law or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2021 Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the 2021 Plan, including any vesting and vesting acceleration conditions.
Share Reserve.    Pursuant to the 2021 Plan, we have reserved 120,000 shares of the Common Stock for issuance thereunder, which reserve shall be increased annually beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 3.5% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our board. The share reserve is subject to the following adjustments:
•The share limit is increased by the number of shares subject to awards granted that later are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares.
•Shares that are withheld upon exercise to pay the exercise price of a stock option or satisfy any tax withholding requirements are added back to the share reserve and again are available for issuance under the 2021 Plan.
Pursuant to the provisions of the 2021 Plan, the authorized shares were increased from 120,000 to 129,548 effective January 1, 2023. On January 1, 2024, pursuant to the provisions of the 2021 Plan, authorized shares increased by 19,193 shares. On January 1, 2025, pursuant to the provisions of the 2021 Plan, authorized shares increased by 21,172 shares. As of December 31, 2025, options to purchase 38,291 shares of Common Stock were available to be issued under the 2021 Plan. On January 1, 2026, pursuant to the provisions of the 2021 Plan, authorized shares increased by 88,357 shares.
Awards issued in substitution for awards previously granted by a company that merges with, or is acquired by, the Company do not reduce the share reserve limit under the 2021 Plan.
Director Compensation.    The 2021 Plan provides for an annual limit on non-employee director compensation of $500,000, increased to $750,000 in the fiscal year of a non-employee director’s initial service as a non-employee member of the board of directors of the Company. This limit applies to the sum of both equity grants that could be awarded to non-employee directors during a fiscal year (based on their value under ASC Topic 718 on the grant date) and cash compensation, such as cash retainers and meeting fees earned during a fiscal year. Notwithstanding the foregoing, the board reserves the right to make an exception to these limits due to extraordinary circumstances without the participation of the affected director receiving the additional compensation.
Stock Options.    ISOs may be granted only to employees of the Company, or to employees of a parent or subsidiary of the Company, determined as of the date of grant of such options. An ISO granted to a prospective employee upon the condition that such person becomes an employee shall be deemed granted effective on the date such person commences employment. The exercise price of an ISO shall not be less than 100% of the fair market value of the shares covered by the awards on the date of grant of such option or such other price as may be determined pursuant to the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than the minimum exercise price set forth above if such award is granted pursuant to an assumption or substitution for another option in a manner that complies with the provisions of Section 424(a) of the Code. Notwithstanding any other provision of the 2021 Plan to the contrary, no ISO may be granted under the 2021 Plan after 10 years from the date that the 2021 Plan was adopted. No ISO shall be exercisable after the expiration of 10 years after the effective date of grant of such award, subject to the following sentence. In the case of an ISO granted to a ten percent stockholder, (i) the exercise price shall not be less than 110% of the fair market value of a share on the date of grant of such ISO, and (ii) the exercise period shall not exceed 5 years from the effective date of grant of such ISO.
Restricted Stock and Restricted Stock Units.    The committee may award restricted stock and RSUs under the 2021 Plan. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified vesting conditions are not satisfied. RSU awards result in the transfer of shares of stock to the participant only after specified vesting conditions are satisfied. A holder of restricted stock is treated as a current stockholder and shall be entitled to dividend and voting rights, whereas the holder of a restricted stock unit is treated as a stockholder with respect to the award only when the shares are delivered in the future. RSUs may include dividend equivalents. Specified vesting conditions may include performance goals to be achieved during any performance period and the length of the performance period. The committee may, in its discretion, make adjustments to performance goals based on certain changes in the Company’s business operations, corporate or capital structure or other circumstances. When the participant satisfies the conditions of an RSU award, the Company may settle the award (including any related dividend equivalent rights) in shares, cash or other property, as determined by the committee, in its sole discretion.
Other Shares or Share-Based Awards.    The committee may grant other forms of equity-based or equity-related awards other than stock options, restricted stock or restricted stock units. The terms and conditions of each stock-based award shall be determined by the committee.
Clawback Rights.    Awards granted under the 2021 Plan will be subject to recoupment or clawback under the Company’s clawback policy or applicable law, both as in effect from time to time.
Sale of the Company.    Awards granted under the 2021 Plan automatically accelerate and vest, become exercisable (with respect to stock options), or have performance targets deemed earned at target level if there is a sale of the Company. The Company does not use a “liberal” definition of change in control as defined in Institutional Shareholder Services’ proxy voting guidelines.
No Repricing.    The 2021 Plan prohibits the amendment of the terms of any outstanding award, and any other action taken in a manner to achieve (i) the reduction of the exercise price of NQSOs, ISOs or stock appreciation rights (collectively, “Stock Rights”); (ii) the cancellation of outstanding Stock Rights in exchange for cash or other awards with an exercise price that is less than the exercise price or base price of the original award; (iii) the cancellation of outstanding Stock Rights with an exercise price or base price that is less than the then current fair market value of a share of Common Stock in exchange for other awards, cash or other property; or (iv) otherwise effect a transaction that would be considered a “repricing” for the purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted without stockholder approval.
Transferability of Awards.    Except as described below, awards under the 2021 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The committee has discretion, however, to permit certain transfer of awards to other persons or entities.
Adjustments.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2021 Plan and any outstanding awards, as well as the exercise price or base price of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.
Amendment and Termination.    The board of directors may amend, modify or terminate the 2021 Plan without stockholder approval, except that stockholder approval must be obtained for any amendment that, in the reasonable opinion of the board or the committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a stock exchange on which shares of Common Stock are then listed. The 2021 Plan will terminate upon the earliest of (1) termination of the 2021 Plan by the board of directors, or (2) the tenth anniversary of the board adoption of the 2021 Plan. Awards outstanding upon expiration of the 2021 Plan shall remain in effect until they have been exercised or terminated, or have expired.

Potential Payments upon Termination or Change-in-Control
Employment Agreements
For a description of payments that would be made to our Named Executive Officers in the event of their termination or a change in control of the Company, see the discussion under “Employment Agreements with our Named Executive Officers” above.

Equity Incentive Plans
We maintain two equity incentive plans: the 2013 Plan and the 2021 Plan. The 2021 Plan serves as the successor to the 2013 Plan and provides for the issuance of incentive stock options, stock grants and stock-based awards to employees, directors, and consultants of the Company. No further awards will be issued under the 2013 Plan.
Potential Payments upon Termination
Pursuant to our 2013 Plan, if a participant’s employment is terminated for any reason other than death or disability, all outstanding incentive stock options (“ISOs”) shall terminate on the earlier of (i) 90 days after termination and (ii) their specified expiration dates. If a participant’s employment is terminated due to death or disability, all outstanding ISOs shall terminate on the earlier of (i) one year following termination and (ii) their specified expiration dates. If a participant’s employment is terminated for any reason at all, the compensation committee shall determine the extent to which such participant may exercise any non-qualified options granted under the 2013 Plan; if not otherwise specified in the applicable award agreement, any such non-qualified options must be exercised no later than 30 days following termination.
Pursuant to our 2021 Plan, if a participant’s employment is terminated for any reason other than Cause (as defined below), death, disability or retirement, the participant’s unvested awards shall immediately terminate, and the participant’s vested awards must be exercised by the earlier of (i) three months following the date of termination and (ii) the expiration date of the award. If a participant’s employment is terminated for Cause, the participant’s vested and unvested awards shall terminate on the date of termination. If a participant’s employment is terminated due to death or disability, or if the participant dies within the three month period following termination, the participant’s vested awards may be exercised by the participant or the participant’s estate until the earlier of (i) one year following the date of death or disability and (ii) the expiration date of the award. If a participant’s employment is terminated due to retirement, the participant’s vested awards may be exercised by the earlier of (i) three months following the date of retirement and (ii) the expiration date of the award. All such post-termination exercise periods are subject to adjustment by our compensation committee, although the compensation committee may not permit a participant to exercise an award once it has expired in accordance with the terms of the respective award agreement.
“Cause” is defined in the 2021 Plan as (i) any theft, fraud, embezzlement, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, falsification of any documents or records of the Company or any of its affiliates, felony or similar act by the participant (whether or not related to the participant’s relationship with the Company); (ii) an act of moral turpitude by the participant, or any act that causes significant injury to, or is otherwise adversely affecting, the reputation, business, assets, operations or business relationship of the Company (or a subsidiary or other affiliate thereof, when applicable); (iii) any breach by the participant of any material agreement with or of any material duty of the participant to the Company or any subsidiary or other affiliate thereof (including breach of confidentiality, non-disclosure, non-use non-competition or non-solicitation covenants towards the Company or any of its affiliates) or failure to abide by code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iv) any act which constitutes a breach of a participant’s fiduciary duty towards the Company or a subsidiary or other affiliate thereof, including disclosure of confidential or proprietary information thereof or acceptance or solicitation to receive unauthorized or undisclosed benefits, irrespective of their nature, or funds, or promises to receive either, from individuals, consultants or corporate entities with whom the Company or a subsidiary or other affiliate thereof does business with; or (v) the participant’s unauthorized use, misappropriation, destruction, or diversion of any tangible or intangible asset or corporate opportunity of the Company or any of its affiliates (including, without limitation, the improper use or disclosure of confidential or proprietary information).
Potential Payments upon Change in Control
Pursuant to our 2013 Plan, in the event of a Change in Control (as defined below) of the Company, the compensation committee may, in its sole discretion, (i) accelerate the exercisability or vesting, prior to the effective date of such Change in Control, of any outstanding options (and/or terminate the restrictions applicable to any shares of restricted stock), (ii) upon written notice, provide that any outstanding and exercisable options must be exercised within a specified number of days or else be terminated, (iii) cause any surviving or acquiring entity to grant replacement awards having such terms and conditions as the compensation committee determines to be appropriate, (iv) terminate any outstanding options and make such payments, if any, therefor as the compensation committee determines to be appropriate, (v) repurchase any shares of restricted stock for such amounts, if any, as the board of directors determines to be appropriate, or (vi) take any combination (or none) of the foregoing actions.

“Change in Control” is defined in the 2013 Plan as a single transaction or series of related transactions, other than an initial public offering, pursuant to which a person or persons, other than existing stockholders of the Company (i) acquires capital stock of the Company possessing the voting power to elect a majority of the board of directors, (ii) consummates a merger, amalgamation or consolidation with the Company as a result of which the stockholders of the Company who own common stock or other voting securities prior to such transaction(s) shall own, directly or indirectly, less than 50% of the voting securities of the surviving entity, or (iii) acquire all or substantially all of the assets of the Company.
Pursuant to our 2021 Plan, in the event of a Merger/Sale (as defined below), all of a participant’s unexercised awards, whether vested or not, shall immediately vest and become exercisable; provided that the compensation committee may instead opt to cancel all unexercised awards, whether vested or not, effective upon or immediately prior to the closing of the Merger/Sale, in which case the participant may be entitled to receive an assumed or substituted award or payment in lieu of the award or the exercise of the award, subject in certain instances to the participant’s execution of agreements or instruments requested by the Company or any acquirer or successor company.
“Merger/Sale” is defined in our 2021 as (i) a sale of all or substantially all of the assets of the Company, or a sale (including an exchange) of all or substantially all of the stock of the Company, to any person, or a purchase by a stockholder of the Company or by an affiliate of such stockholder, of all the stock of the Company held by all or substantially all other stockholders or by other stockholders who are not an affiliate of such acquiring party; (ii) a merger (including a reverse merger and a reverse triangular merger), consolidation, amalgamation or like transaction of the Company with or into another corporation; (iii) completion of a scheme or arrangement for the purpose of effecting such sale, merger, consolidation, amalgamation or other transaction; (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or (v) such other transaction or set of circumstances that is determined by the board of directors, in its discretion, to be a transaction subject to the Merger/Sale provision of the 2021 Plan, excluding any of the above transactions in clauses (i) through (v) if the board of directors determines that such transaction either should not be subject to the Merger/Sale provision of the 2021 Plan or does not qualify as a “change in ownership or control” or a qualifying dissolution for purposes of Section 409A of the United States Internal Revenue Code of 1986.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2025 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Dr. Emer Leahy	67,000	24,296	(2)	91,296
Dr. Mark A. Goldberg	67,000	24,296	(2)	91,296
Mr. Daniel Donovan	60,000	24,296	(2)	84,296
Mr. Thomas I. H. Dubin	50,000	24,296	(2)	74,296
(1)In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2025 computed in accordance with Financial Accounting Standards Board ASC Topic 718 for stock-based compensation transactions, or ASC 718. For a discussion of the assumptions used to value option awards, see the Notes to Financial Statements included in Part II, Item 8 of our Annual Report on Form 10-K filed on March 27, 2026. All stock awards, option awards and other shares discussed in this table were issued under our 2021 Plan.
(2)Consists of 2,000 options granted to the director by our compensation committee on May 2, 2025, vesting in four equal annual installments beginning on the grant date.
We reimburse non-employee members of our board of directors for reasonable travel and out-of-pocket expenses incurred in attending meetings of our board of directors and committees of our board of directors. All fees under the director compensation policy are paid on a quarterly basis in arrears and no meeting fees are paid.

Non-Employee Director Compensation Policy
Our board of directors has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee will be paid cash compensation as set forth below:

ANNUAL RETAINER
Board of Directors
All non-employee members	$40,000
Audit Committee
Chair	$20,000
Members	$10,000
Compensation Committee
Chair	$15,000
Members	$7,000
Nominating and Corporate Governance Committee
Chair	$10,000
Members	$5,000

Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Board of Directors is currently composed of the following three non-employee directors: Dr. Emer Leahy, Dr. Mark Goldberg, and Mr. Daniel Donovan. No member of the Compensation Committee is or was formerly an officer or employee of the Company during the last fiscal year. In addition, no executive officer of the Company serves on the compensation committee or board of directors of a company for which any of the Company’s directors serve as an executive officer.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2025.

Plan Category	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	160,428	$102.46	38,291
Equity compensation plans not approved by stockholders	–	–	–
Total	160,428	$102.46	38,291
(1)The amounts shown in this column include securities under both the 2013 Plan and 2021 Plan.
(2)Consists entirely of securities under the 2021 Plan. The 2021 Plan contains an “evergreen” provision, pursuant to which the maximum number of shares issuable under the 2021 Plan shall be increased on the first calendar day of every year by a number equal to the lesser of (i) 3.5% of the number of shares of our common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as determined by the board of directors.

REPORT OF AUDIT COMMITTEE
The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:
The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board of directors, which is available on our website at ir.intensitytherapeutics.com/corporate-governance/governance-documents. This committee reviews and reassesses its charter annually and recommends any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of EisnerAmper, our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2025, the audit committee took the following actions:
•Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and EisnerAmper;
•Discussed with EisnerAmper the matters required to be discussed in accordance with Auditing Standard No. 1301 – Communications with Audit Committees; and
•Received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper’s communications with the audit committee and the audit committee further discussed with EisnerAmper their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.
Based on the audit committee’s review of the audited financial statements and discussions with management and EisnerAmper, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Members of the Intensity Therapeutics, Inc. Audit Committee

Dr. Emer Leahy
Dr. Mark A. Goldberg
Mr. Thomas I. H. Dubin

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements and indemnification arrangements, discussed, when required, in the sections titled “Management” and “Executive Compensation,” the following is a description of each transaction since January 1, 2025 and each currently proposed transaction in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds the lesser of $120,000 or 1% of our assets; and
•any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Indemnification Agreements
We entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The indemnification agreements also provide for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to have been entitled to indemnification by us. The indemnification agreements set forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that apply to any dispute between us and an indemnitee arising under the Indemnification Agreements.
Policies and Procedures for Related Party Transactions
We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our Common Stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, which we refer to collectively as related parties, are not permitted to enter into a transaction with us without the prior consent of our board of directors acting through the audit committee or, in certain circumstances, the chairman of the audit committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our audit committee, or in certain circumstances the chairman of our audit committee, for review, consideration and approval. In approving or rejecting any such proposal, our audit committee, or the chairman of our audit committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
On April 23, 2026, our board of directors nominated Dr. Emer Leahy and Lewis H. Bender for election at the annual meeting. The board of directors currently consists of five members, classified into three classes as follows: Dr. Emer Leahy and Lewis H. Bender constitute a class with a term ending at the 2026 Annual Meeting; Mr. Daniel Donovan and Mr. Thomas I. H. Dubin constitute a class with a term ending at the 2027 annual meeting of stockholders; and Dr. Mark A. Goldberg constitutes a class with a term ending at the 2028 annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.
The board of directors has voted to nominate Dr. Emer Leahy and Lewis H. Bender as Class III directors for election at the annual meeting for a term of three years to serve until the 2029 annual meeting of stockholders, and until their successors are elected and qualified. The Class II director (Dr. Mark Goldberg) and the Class I directors (Daniel Donovan and Thomas I. H. Dubin) will serve until the annual meetings of stockholders to be held in 2028 and 2027, respectively, and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Dr. Emer Leahy and Lewis H. Bender as directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in such nominee’s place. We have no reason to believe that Dr. Leahy or Mr. Bender will be unable or unwilling to serve as a director.
A plurality of the shares voted “FOR” each nominee at the annual meeting is required to elect each nominee as a director.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DR. EMER LEAHY AND LEWIS H. BENDER AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed EisnerAmper, LLP (“EisnerAmper”) as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2026. EisnerAmper has served as our independent registered public accounting firm since May 30, 2017. The board of directors proposes that the stockholders ratify this appointment. EisnerAmper audited our financial statements for the fiscal year ended December 31, 2025 and 2024. We expect that representatives of EisnerAmper will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint EisnerAmper, the audit committee reviewed auditor independence issues and existing commercial relationships with EisnerAmper and concluded that EisnerAmper has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.
The following table presents fees for professional audit services rendered by EisnerAmper for the audit of our annual financial statements for the years ended December 31, 2025 and 2024, and fees billed for other services rendered by EisnerAmper during those periods.

	Years Ended December 31,
	2025	2024
Audit Fees	$344,925	$364,875
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$344,925	$364,875
Audit Fees consist of fees billed for professional services rendered for the audit of our annual financial statements, review of our interim financial statements, and comfort and consent letters.
Audit-Related Fees consist of fees billed for professional services rendered for assurance related services that are reasonably related to the performance of the audit or review of our financial services.
Tax Fees are for tax-related services related primarily to tax consulting and planning.
All Other Fees consist of the aggregate fees billed for any other products and services provided by the principal accountants.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Our audit committee pre-approves all auditing services and any non-audit services that the independent registered public accounting firm is permitted to render under Section 10A(h) of the Exchange Act. The audit committee may delegate the pre-approval to one of its members, provided that if such delegation is made, the full audit committee must be presented at its next regularly scheduled meeting with any pre-approval decision made by that member.
In the event the stockholders do not ratify the appointment of EisnerAmper as our independent registered public accounting firm, the audit committee will reconsider its appointment.
The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF EISNERAMPER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3
TO APPROVE AMENDMENT TO THE 2021 STOCK INCENTIVE PLAN
Our board of directors is requesting that our stockholders approve the adoption of the amendment of our 2021 Plan which amendment was approved by our board of directors on April 23, 2026, effective upon approval by our stockholders at the 2026 Annual Meeting. If this proposal is approved, the number of shares authorized for issuance of awards under the 2021 Plan will be increased by 150,000 shares from 258,270 to an aggregate of 408,270 shares of common stock.
The 2021 Plan was approved by our Board and stockholders in 2021. By its terms, the 2021 Plan may be amended by our Board provided that any amendment that the Board determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of The Nasdaq Stock Market. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code.
Subject to the approval of our stockholders at the 2026 Annual Meeting, the board of directors has amended and restated the 2021 Plan (the “Amended Plan”) to increase the number of shares of our common stock reserved for issuance under the 2021 Plan by 150,000 shares. The increase in shares reserved for issuance under 2021 Plan is necessary to allow the Company to provide customary levels of equity incentives to employees, including, without limitation, the long-term equity incentive awards that the Compensation Committee has historically granted to all employees on an annual basis.
The board of directors believes having stock available for grant to be a significant contributing factor to the continued success of the Company by enabling us to attract, motivate and retain directors, officers, employees and advisors who are expected to contribute to our success and achieve our corporate goals, which the Company believes will further align the interests of participants and stockholders.
As of April 1, 2026, there were 160,428 outstanding stock options, which had a weighted average exercise price of $102.46 and a weighted average remaining contractual life of 7.6 years. As of April 1, 2026, there were 88,899 shares remaining available for issuance under the 2021 Plan.
If the Amended Plan is not approved by our stockholders, we will continue to use the 2021 Plan in its current form as the framework for our equity incentive compensation program. However, if the authorized shares are depleted prior to the expiration date of the 2021 Plan, we will not be able to continue to offer a long-term incentive program that utilizes equity awards, which could put us at a competitive disadvantage in recruiting and retaining talent and which could only be mitigated through other compensation options such as increasing cash compensation. The inability to offer a long-term incentive program that utilizes equity awards would also make it more difficult for us to align employee interests with those of our stockholders through a program that includes stock ownership.
The compensation committee has considered our historical annual burn rate in granting awards under the 2021 Plan, and believes that our burn rate, determined on this basis, is reasonable for a clinical stage company that is prudently planning for success. We are in a highly competitive marketplace for biotech talent, and we strive to offer competitive equity grants to attract and retain talent. If we lose, or fail to recruit, key employees, our ability to execute on our business strategy could be impaired and stockholder value could decrease. The following table shows our 3-year burn rate history (including new hire awards):

	2025	2024	2023
Adjusted Gross Burn Rate as a % of Outstanding Shares(1)	4.4%	10.3%	2.4%
Adjusted Net Burn Rate as a % of Outstanding Shares(2)	4.2%	10.3%	2.4%
(1) Adjusted gross burn rate is calculated as the result of (a) shares subject to awards granted during the applicable fiscal year (including new hire awards), divided by (b) the weighted average common shares outstanding during the applicable fiscal year.
(2) Adjusted net burn rate is calculated as the result of (a) shares subject to awards granted during the applicable fiscal year, minus shares subject to awards that were forfeited, canceled or terminated (other than upon exercise) during the applicable fiscal year, divided by (b) the weighted average common shares outstanding during the applicable fiscal year.

A complete copy of the Amended Plan, as it is proposed to be amended, is attached as Appendix A. The following summary description of the Amended Plan is qualified in its entirety by reference to Appendix A.
Summary of Material Features of the Amended Plan
Types of Awards. The Amended Plan will provide for the grant of NQSOs, ISOs, restricted stock awards, RSUs, unrestricted stock awards, stock appreciation rights and other forms of stock-based compensation.
Eligibility and Administration. Employees, officers, consultants, directors, and other service providers of the Company and its affiliates are eligible to receive awards under the Amended Plan. The Amended Plan will be administered by the board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of the Company’s directors and/or officers (all such bodies and delegates referred to collectively as the plan administrator), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or other applicable law or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Amended Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the Amended Plan, including any vesting and vesting acceleration conditions. As of April 1, 2026, there were approximately 22 individuals eligible to participate in the 2021 Plan.
Share Reserve. As of April 1, 2026, there were 88,899 remaining shares of common stock available for issuance under the 2021 Plan. If this Proposal 3 is approved by our stockholders, the Amended Plan will provide for the issuance of up to 150,000 additional shares. Generally, the share reserve is subject to the following adjustments: (i) the share limit is increased by the number of shares subject to awards granted that later are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares; and (ii) shares that are withheld upon exercise to pay the exercise price of a stock option or satisfy any tax withholding requirements are added back to the share reserve and again are available for issuance under the Amended Plan. Awards issued in substitution for awards previously granted by a company that merges with, or is acquired by, the Company do not reduce the share reserve limit under the Amended Plan.
Stock Options. ISOs may be granted only to employees of the Company, or to employees of a parent or subsidiary of the Company, determined as of the date of grant of such options. An ISO granted to a prospective employee upon the condition that such person becomes an employee shall be deemed granted effective on the date such person commences employment. The exercise price of an ISO shall not be less than 100% of the fair market value of the shares covered by the awards on the date of grant of such option or such other price as may be determined pursuant to the Code. Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than the minimum exercise price set forth above if such award is granted pursuant to an assumption or substitution for another option in a manner that complies with the provisions of Section 424(a) of the Code. Notwithstanding any other provision of the Amended Plan to the contrary, no ISO may be granted under the 2021 Plan after 10 years from the date that the Amended Plan was adopted. No ISO shall be exercisable after the expiration of 10 years after the effective date of grant of such award, subject to the following sentence. In the case of an ISO granted to a ten percent stockholder, (i) the exercise price shall not be less than 110% of the fair market value of a share on the date of grant of such ISO, and (ii) the exercise period shall not exceed 5 years from the effective date of grant of such ISO.
Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted stock and RSUs under the Amended Plan. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified vesting conditions are not satisfied. RSU awards result in the transfer of shares of stock to the participant only after specified vesting conditions are satisfied. A holder of restricted stock is treated as a current stockholder and shall be entitled to dividend and voting rights, whereas the holder of a restricted stock unit is treated as a stockholder with respect to the award only when the shares are delivered in the future. RSUs may include dividend equivalents. Specified vesting conditions may include performance goals to be achieved during any performance period and the length of the performance period. The committee may, in its discretion, make adjustments to performance goals based on certain changes in the Company’s business operations, corporate or capital structure or other circumstances. When the participant satisfies the conditions of an RSU award, the Company may settle the award (including any related dividend equivalent rights) in shares, cash or other property, as determined by the committee, in its sole discretion.

Other Shares or Share-Based Awards. The Compensation Committee may grant other forms of equity-based or equity-related awards other than stock options, restricted stock or restricted stock units. The terms and conditions of each stock-based award shall be determined by the committee.
Clawback Rights. Awards granted under the Amended Plan will be subject to recoupment or clawback under the Company’s clawback policy or applicable law, both as in effect from time to time.
Sale of the Company. Awards granted under the Amended Plan automatically accelerate and vest, become exercisable (with respect to stock options), or have performance targets deemed earned at target level if there is a sale of the Company. The Company does not use a “liberal” definition of change in control as defined in Institutional Shareholder Services’ proxy voting guidelines.
No Repricing. The Amended Plan prohibits the amendment of the terms of any outstanding award, and any other action taken in a manner to achieve (i) the reduction of the exercise price of Stock Rights; (ii) the cancellation of outstanding Stock Rights in exchange for cash or other awards with an exercise price that is less than the exercise price or base price of the original award; (iii) the cancellation of outstanding Stock Rights with an exercise price or base price that is less than the then current fair market value of a share of Common Stock in exchange for other awards, cash or other property; or (iv) otherwise effect a transaction that would be considered a “repricing” for the purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted without stockholder approval.
Transferability of Awards. Except as described below, awards under the Amended Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The committee has discretion, however, to permit certain transfer of awards to other persons or entities.
Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Amended Plan and any outstanding awards, as well as the exercise price or base price of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.
Amendment and Termination. The board of directors may amend, modify or terminate the Amended Plan without stockholder approval, except that stockholder approval must be obtained for any amendment that, in the reasonable opinion of the board or the committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a stock exchange on which shares of Common Stock are then listed. The Amended Plan will terminate upon the earliest of (1) termination of the Amended Plan by the board of directors, or (2) the tenth anniversary of the board of directors’ adoption of the Amended Plan. Awards outstanding upon expiration of the Amended Plan shall remain in effect until they have been exercised or terminated, or have expired.
Federal Income Tax Considerations
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended Plan are exempt from or comply with the rules under Section 409A of the Code related to nonqualified deferred compensation.
Incentive Stock Options. ISOs are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.
Non-Qualified Options. Options otherwise qualifying as ISOs, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as NQSOs will be treated as options that are not incentive stock options.
An NQSO ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such NQSO in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the NQSO plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants. With respect to stock grants under the Amended Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Restricted Stock Units. The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Equity Grant under the 2021 Plan
Since the adoption of the 2021 Plan through April 1, 2026, we have granted the following stock options and common stock under the 2021 Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock.

Name and Position	Number of shares subject to Stock Options	Number of shares subject to Common Stock
Named Executive Officers	93,530	37,749
All current executive officers as a group	93,530	37,749
All current directors who are not executive officers as a group	19,000	—
All employees who are not executive officers as a group	19,341	—

Other than grants to our non-employee directors as described above under “Director Compensation,” the amounts of future awards under the 2021 Plan are not determinable and will be granted at the sole discretion of the board of directors or authorized committee, including grants to our named executive officers and employees who are not executive officers.

On April 27, 2026, the closing market price per share of our common stock was $5.23, as reported by The Nasdaq Stock Market.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE AMENDMENT OF THE 2021 PLAN AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH AMENDMENT, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 4
TO APPROVE AMENDMENT TO THE 2024 EMPLOYEE STOCK PURCHASE PLAN

Our board of directors believes that our employee stock purchase plan provides an important employee benefit that we believe helps us attract and retain employees, and encourages their participation in and commitment to our business and financial success. We are requesting that our stockholders approve an increase in the number of authorized shares under our ESPP of 25,000.
The increase in the number of authorized shares under the ESPP is being submitted to stockholders for the approval at the 2026 Annual Meeting in order to ensure continued favorable federal income tax treatment under Section 423 of the Code for purchases of shares by our employees under the ESPP.
The ESPP was adopted by our board of directors in 2024 and was approved by the stockholders at the annual meeting in 2024. The ESPP provides eligible employees with the opportunity to purchase shares of our common stock at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code. The ESPP allows all of the full-time and certain part-time employees of the Company to purchase shares of our common stock at a discount to fair market value. Employees purchase shares in September and March of each year using funds deducted from their paychecks during the preceding six months.
As of April 1, 2026, there were 14,891 shares available for future issuances under the ESPP. On April 23, 2026, the board of directors approved the amended and restated ESPP (the “Amended ESPP”), subject to stockholder approval, by increasing the number of shares of common stock authorized for issuance under the ESPP by 25,000 (representing less than 1% of shares of common stock outstanding). Our board of directors believes it is in the best interest of the Company and its stockholders that the amendment to the ESPP to increase the number of shares of common stock authorized for issuance under the ESPP by 25,000 be approved.
Summary of Material Features of the Amended ESPP
The following description of the material features of the Amended ESPP is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended ESPP that is attached to this proxy statement as Appendix B.
Administration. The Amended ESPP will be administered under the direction of our board of directors or a committee thereof if such authority is so delegated (the “Administrator”). The Administrator has authority to interpret the Amended ESPP and to make all other determinations necessary or advisable in administering it.
Eligibility. All full-time employees and certain part-time employees who have been continuously employed for at least three months prior to an offering date will be eligible to participate in the Amended ESPP. For part-time employees to be eligible, they must have customary employment of more than five months in any calendar year and more than 20 hours per week. However, no employee shall be eligible to participate to the extent that, immediately after the grant, (i) that employee would own stock and/or options or securities to purchase stock possessing 5% or more of the combined voting power or the value of all classes of stock of the Company, or (ii) his or her rights to purchase stock under all employee stock purchase plans of the Company accrue at a rate that exceeds $25,000 for each calendar year in which such rights are outstanding and exercisable. Approximately 7 employees will be eligible to participate in the Amended ESPP. Participation in the Amended ESPP is at the election of each eligible employee and the amounts received by a participant under the Amended ESPP depend on the fair market value of our common stock on future dates; therefore, the benefits or amounts that will be received by any participant if the Amended ESPP is approved by our stockholders are not currently determinable.
Shares Available for Issuance. 20,000 shares of our common stock were authorized for issuance under the ESPP. As of April 1, 2026, there were 14,891 remaining shares of common stock available for purchase under the ESPP. If this Proposal 4 is approved by our stockholders, the Amended ESPP will provide for the issuance of up to 25,000 additional shares.
Participation. To participate in the Amended ESPP, an eligible employee authorizes payroll deductions in an amount not less than 1% nor greater than 15% of his or her “eligible earnings” (i.e., regular base pay, including overtime pay but not including bonuses, employee benefit plans or other additional payments) for each full payroll period in the offering period. The maximum number of shares of common stock that may be purchased by any participant during an offering period shall equal the lesser of (i) 25,000 shares of common stock or (ii) $25,000 divided by the fair market value of the common stock on the first trading day of the offering period.
Purchases. Eligible employees may become a participant in the Amended ESPP by completing an enrollment form provided by the Company and filing it with the Company or its designee at least fifteen days prior to the applicable offering period. A new six (6) month long offering period begins approximately every January 1st and July 1st, or at such other times designated by the Administrator. At the end of each offering period, the accumulated deductions are used to purchase shares of common stock from the Company. Shares are purchased at a price equal to 85% of the lower of the fair market value of the Company's common stock on the first business day of an offering period or the last business day of an offering period. On April 27, 2026, the closing market price per share of our common stock was $5.23 as reported by the Nasdaq Stock Market.
Termination of Employment. If a participating employee voluntarily resigns or is terminated by the Company prior to the exercise date of an offering period, the employee’s option to purchase terminates and the amount in the employee’s account is returned to the employee.
Transferability. Neither contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Amended ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent or distribution to a designated beneficiary upon the participant’s death) by the participant.
Adjustments upon Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by unexercised options under the Amended ESPP, the number of shares of common stock which have been authorized for issuance under the Amended ESPP but are not yet subject to, as well as the price per share of shares of common stock covered by each unexercised option under the Amended ESPP, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock.
In the event of the proposed dissolution or liquidation of the Company, any offering period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by our board of directors. In the event of a proposed sale of all or substantially all of the assets of the Company, or merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Amended ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation unless our board of directors determines, in its sole discretion and in lieu of assumption or substitution, to shorten an offering period then in progress.
Participation Adjustment. If the number of unsold shares that are available for purchase under the Amended ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees is reduced proportionately. Any funds remaining in a participating employee’s account after such exercise are refunded to the employee, without interest.
Amendment. The board of directors may amend the Amended ESPP at any time and in any respect unless stockholder approval of the amendment in question is required under Section 423 of the Code, any national securities exchange or system on which the common stock is then listed or reported, or under any other applicable laws, rules, or regulations.
Termination. The board of directors may terminate the Amended ESPP at any time and for any reason or for no reason, provided that no termination shall impair any rights of participating employees that have vested at the time of termination. Without further action of the board of directors, the Amended ESPP shall terminate on July 17, 2034.
Federal Income Tax Consequences
The Amended ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Amended ESPP are sold or otherwise disposed of.

Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:
(i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or
(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.
Any additional gain should be treated as long-term capital gain.
If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.
The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.
The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the Amended ESPP.
Vote Required
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE AMENDMENT OF THE 2024 EMPLOYEE STOCK PURCHASE PLAN AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH AMENDMENT, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY

PROPOSAL NO. 5
TO APPROVE ANY POSTPONEMENT OR ADJOURNMENT OF THE 2026 ANNUAL MEETING
We are asking our stockholders to vote on a proposal to approve any adjournments of the 2026 Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the 2026 Annual Meeting to establish a quorum. We currently do not intend to propose postponement or adjournment at the 2026 Annual Meeting if there are sufficient votes to approve Proposals 1, 2, 3, or 4. Under our Bylaws, whether or not a quorum is present, the 2026 Annual Meeting may be adjourned or recessed for any or no reason from time to time by the chairman of the 2026 Annual Meeting.
Vote Required
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE ANY POSTPONEMENT OR ADJOURNMENT OF THE 2026 ANNUAL MEETING, FROM TIME TO TIME, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE 2026 ANNUAL MEETING TO ADOPT THE PROPOSALS SET FORTH ABOVE OR TO ESTABLISH A QUORUM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at https://ir.intensitytherapeutics.com/corporate-governance/governance-documents. Disclosure regarding any substantive amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the 2026 Annual Meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR FOR THE 2027 ANNUAL MEETING
To be considered for inclusion in the proxy statement relating to our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), we must receive stockholder proposals (other than for director nominations) no later than December 31, 2026. To be considered for presentation at the 2027 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 16, 2027 and no later than March 18, 2027. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.
Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2027 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Joseph Talamo, Intensity Therapeutics, Inc., 1 Enterprise Drive, Suite 430, Shelton, CT 06484.
SHELTON, CONNECTICUT
April 30, 2026

Appendix A
INTENSITY THERAPEUTICS, INC.

AMENDED AND RESTATED
2021 STOCK INCENTIVE PLAN

(dated as of ____, 2026)

Unless otherwise defined, terms used herein shall have the meaning ascribed to them in Section 2 hereof.

1. PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

1.1. Purpose. The purpose of this Intensity Therapeutics, Inc. Amended and Restated 2021 Stock Incentive Plan (as amended, this “Plan”) is to afford an incentive to Service Providers of Intensity Therapeutics Inc., a Delaware corporation (together with any successor corporation thereto, the “Company”), or any Affiliate of the Company, which now exists or hereafter is organized or acquired by the Company or its Affiliates, to continue as Service Providers, to increase their efforts on behalf of the Company or its Affiliates and to promote the success of the Company’s business, by providing such Service Providers with opportunities to acquire a proprietary interest in the Company by the issuance of Shares or restricted Shares (“Restricted Stock”) of the Company, and by the grant of options to purchase Shares (“Options”), Restricted Stock Units (“RSUs”) and other Share-based Awards pursuant to Sections 11 through 13 of this Plan. In addition, Awards may be granted to Service Providers under this Plan for any purpose that the Board finds appropriate, at its discretion.
1.2. Types of Awards. This Plan is intended to enable the Company to issue Awards under various tax regimes, including:
(i)    Incentive Stock Options within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted United States federal tax statute, as amended from time to time, to be granted to Employees who are deemed to be residents of the United States, for purposes of taxation, or are otherwise subject to U.S. Federal income tax (such Awards that are intended to be (as set forth in the Award Agreement) and which qualify as an incentive stock option within the meaning of Section 422(b) of the Code, “Incentive Stock Options”); and
(ii)    Awards not intended to be (as set forth in the Award Agreement) or which do not qualify as an Incentive Stock Option (“Nonqualified Stock Options”).
In addition to the issuance of Awards under the relevant tax regimes in the United States of America, and without derogating from the generality of Section 25, this Plan contemplates issuances to Grantees in other jurisdictions or under other tax regimes with respect to which the Committee is empowered, but is not required, to make the requisite adjustments in this Plan and set forth the relevant conditions in an appendix to this Plan or in the Company’s agreement with the Grantee in order to comply with the requirements of such other tax regimes.
1.3. Company Status. This Plan contemplates the issuance of Awards by the Company as a public company.
1.4. Construction. To the extent any provision herein conflicts with the conditions of any relevant tax law, rule or regulation which are relied upon for tax relief in respect of a particular Award to a Grantee, the Committee is empowered, but is not required, hereunder to determine that the provisions of such law, rule or regulation shall prevail over those of this Plan and to interpret and enforce such prevailing provisions.
2. DEFINITIONS.
2.1. Terms Generally. Except when otherwise indicated by the context, (i) the singular shall include the plural and the plural shall include the singular; (ii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iii) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth therein or herein), (iv) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof shall refer to it as amended from time to time and shall include any successor thereof, (v) reference to a “company” or “entity” shall include a, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof, and reference to a “person” shall mean any of the foregoing or an individual, (vi) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Plan in its entirety, and not to any particular provision hereof, (vii) all references herein to Sections shall be construed to refer to Sections to this Plan; (viii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and (ix) use of the term “or” is not intended to be exclusive.
2.2. Defined Terms. The following terms shall have the meanings ascribed to them in this Section 2:
2.3. “Affiliate” shall mean, (i) with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person (with the term “control” or “controlled by” within the meaning of Rule 405 of Regulation C under the Securities Act), including, without limitation, any Parent or Subsidiary.
2.4. “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Company’s shares of capital stock are then traded or listed.
2.5. “Award” shall mean any Option, Restricted Stock, RSUs or any other Share-based award granted under this Plan.
2.6. “Board” shall mean the Board of Directors of the Company.
2.7. “Code” shall mean the United States Internal Revenue Code of 1986, and any applicable regulations promulgated thereunder, all as amended.
2.8. “Committee” shall mean a committee established or appointed by the Board to administer this Plan, subject to Section 3.1. To the extent required to comply with the provisions of Rule 16b-3 of the Exchange Act, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3 of the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
2.9. “Disability” shall mean (i) the inability of a Grantee to engage in any substantial gainful activity or to perform the major duties of the Grantee’s position with the Company or its Affiliates by reason of any medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than 12 months (or such other period as determined by the Committee), as determined by a qualified doctor acceptable to the Company, (ii) if applicable, a “permanent and total disability” as defined in Section 22(e)(3) of the Code or Section 409A(a)(2)(c)(i) of the Code, as amended from time to time with respect to Incentive Stock Options, or (iii) as defined in a policy of the Company that the Committee has taken written action to make applicable to this Plan, or that makes reference to this Plan, for purposes of this definition.
2.10. “Employee” shall mean any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of the Company or any of its Affiliates (and in the case of Incentive Stock Options, who is an employee for purposes of Section 422 of the Code); provided, however, that neither service as a director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of this Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of a person’s rights, if any, under this Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.
2.11. “employment”, “employed” and words of similar import shall be deemed to refer to the employment of Employees or to the services of any other Service Provider, as the case may be.
2.12. “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.13. “exercise”, “exercised” and words of similar import, when referring to an Award that does not require exercise or that is settled upon vesting (such as may be the case with RSUs or Restricted Stock, if so determined in their terms), shall be deemed to refer to the vesting of such an Award (regardless of whether or not the wording included reference to vesting of such an Awards explicitly).
2.14. “Exercise Period” shall mean the period, commencing on the date of grant of an Award, during which an Award shall be exercisable, subject to any vesting provisions thereof (including any acceleration thereof, if any) and subject to the termination provisions hereof.
2.15. “Exercise Price” shall mean the exercise price for each Share covered by an Option or the purchase price for each Share covered by any other Award.
2.16. “Fair Market Value” shall mean, as of any date, the value of a Share or other property as determined by the Board, in its discretion, subject to the following: (i) if, on such date, the Shares are listed on any securities exchange, the closing sales price per Share on which the Shares are principally traded on such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or such other source as the Company deems reliable; (ii) if, on such date, the Shares are then quoted in an over-the-counter market, the average of the closing bid and asked prices for the Shares in that market on such date, or if there are no bid and asked prices on such date, the last day preceding such date on which there are bid and asked prices, as reported in The Wall Street Journal or such other source as the Company deems reliable; or (iii) if, on such date, the Shares are not then listed on a securities exchange or quoted in an over-the-counter market, or in case of any other property, such value as the Committee, in its sole discretion, shall determine, with full authority to determine the method for making such determination and which determination shall be conclusive and binding on all parties, and shall be made after such consultations with outside legal, accounting and other experts as the Committee may deem advisable; provided, however, that the Committee shall have the right to change the manner in which Fair Market Value of the Shares is determined consistent with the applicable requirements of and subject to Section 409A of the Code, and with respect to Incentive Stock Options, in a manner that satisfies the applicable requirements of and subject to Section 422 of the Code, subject to Section 422(c)(7) of the Code. If the Shares are listed or quoted on more than one established stock exchange or over-the-counter market, the Committee shall determine the principal such exchange or market and utilize the price of the Shares on that exchange or market (determined as per the method described in clauses (i) or (ii) above, as applicable) for the purpose of determining Fair Market Value.
2.17. “Grantee” shall mean a person who has been granted an Award(s) under this Plan.
2.18. “Parent” shall mean any company (other than the Company), which now exists or is hereafter organized, (i) in an unbroken chain of companies ending with the Company if, at the time of granting an Award, each of the companies (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain, or (ii) if applicable and for purposes of Incentive Stock Options, that is a “parent corporation” of the Company, as defined in Section 424(e) of the Code.
2.19. “Retirement” shall mean a Grantee’s retirement in accordance with any definition of retirement adopted by the Committee based on years of service, age or both.
2.20. “Securities Act” shall mean the U.S. Securities Act of 1933, and the rules and regulations promulgated thereunder, all as amended from time to time.
2.21. “Service Provider” shall mean an Employee, director, officer, consultant, advisor and any other person or entity who provides services to the Company or any Parent, Subsidiary or other Affiliate thereof. Service Providers shall include prospective Service Providers to whom Awards are granted in connection with written offers of an employment or other service relationship with the Company or any Parent, Subsidiary or any other Affiliates thereof, provided, however, that such employment or service shall have actually commenced within twelve months of the offer. Notwithstanding the foregoing, unless otherwise determined by the Committee, each Service Provider shall be an “employee” as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto).
2.22. “Share(s)” shall mean share(s) of Common Stock, par value $0.0001 of the Company (as adjusted for stock split, reverse stock split, bonus shares, combination or other recapitalization events), or shares of such other class of stock of the Company as shall be designated by the Board in respect of the relevant Award(s). “Shares” include any securities or property issued or distributed with respect thereto.
2.23. “Subsidiary” shall mean any company (other than the Company), which now exists or is hereafter organized or acquired by the Company, (i) in an unbroken chain of companies beginning with the Company if, at the time of granting an Award, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain, or (ii)

if applicable and for purposes of Incentive Stock Options, that is a “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
2.24. “Ten Percent Stockholder” shall mean a Grantee who, at the time an Award is granted to the Grantee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, within the meaning of Section 422(b)(6) of the Code.
3. ADMINISTRATION.
3.1. To the extent permitted under Applicable Law, the Company’s Certificate of Incorporation, the Company’s Bylaws and any other governing document of the Company (collectively, as amended from time to time, the “Charter Documents”), this Plan shall be administered by the Committee. In the event that the Board does not appoint or establish a committee to administer this Plan, this Plan shall be administered by the Board and, accordingly, any and all references herein to the Committee shall be construed as references to the Board. In the event that an action necessary for the administration of this Plan is required under Applicable Law to be taken by the Board without the right of delegation, or if such action or power was explicitly reserved by the Board in appointing, establishing and empowering the Committee, then such action shall be so taken by the Board. In any such event, all references herein to the Committee shall be construed as references to the Board. Even if such a Committee was appointed or established, the Board may take any actions that are stated to be vested in the Committee, and shall not be restricted or limited from exercising all rights, powers and authorities under this Plan or Applicable Law.
3.2. The Board shall appoint the members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee, however caused, provided that the composition of the Committee shall at all times be in compliance with any mandatory requirements of Applicable Law or any Charter Documents. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. The Committee may appoint a Secretary, who shall keep records of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable and subject to mandatory requirements of Applicable Law.
3.3. Subject to the terms and conditions of this Plan, any mandatory provisions of Applicable Law and any provisions of any Company policy required under mandatory provisions of Applicable Law, and in addition to the Committee’s powers contained elsewhere in this Plan, the Committee shall have full authority, in its sole discretion, from time to time and at any time, to determine any of the following, or to recommend to the Board any of the following if it is not authorized to take such action according to Applicable Law:
(1)the Service Providers who shall receive Awards from time to time,
(2)terms and provisions of Award Agreements (which need not be identical) and any other agreements or instruments under which Awards are made, including, but not limited to, the number of Shares underlying each Award and the class of Shares underlying each Award (if more than one class was designated by the Board),
(3)the time or times at which Awards shall be granted,
(4)the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Shares acquired upon the exercise or (if applicable) vesting thereof, including, without limitation, (1) designating Awards under Section 1.2; (2) the vesting schedule, the acceleration thereof and terms and conditions upon which Awards may be exercised or become vested, (3) the Exercise Price, (4) the method of payment for Shares purchased upon the exercise or (if applicable) vesting of the Awards, (5) the method for satisfaction of any tax withholding obligation arising in connection with the Awards or such Shares, including by the withholding or delivery of Shares, (6) the time of the expiration of the Awards, (7) the effect of the Grantee’s termination of employment with the Company or any of its Affiliates, and (8) all other terms, conditions and restrictions applicable to the Award or the Shares not inconsistent with the terms of this Plan,
(5)to accelerate, continue, extend or defer the exercisability of any Award or the vesting thereof, including with respect to the period following a Grantee’s termination of employment or other service,
(6)the interpretation of this Plan and any Award Agreement and the meaning, interpretation and applicability of terms referred to in Applicable Law,

(7)policies, guidelines, rules and regulations relating to and for carrying out this Plan, and any amendment, supplement or rescission thereof, as it may deem appropriate,
(8)to adopt supplements to, or alternative versions of, this Plan, including, without limitation, as it deems necessary or desirable to comply with the laws of, or to accommodate the tax regime or custom of, foreign jurisdictions whose citizens or residents may be granted Awards,
(9)the Fair Market Value of the Shares or other property,
(10)the authorization and approval of conversion, substitution, cancellation or suspension under and in accordance with this Plan of any or all Awards or Shares,
(11)the amendment, modification, waiver or supplement of the terms of each outstanding Award (with the consent of the applicable Grantee, if such amendment materially and adversely affects the Grantee’s rights under the Award (other than as a result of an adjustment or exercise of rights in accordance with Section 14)) unless otherwise provided under the terms of this Plan,
(12)to correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement and all other determinations and take such other actions with respect to this Plan or any Award as it may deem advisable to the extent not inconsistent with the provisions of this Plan or Applicable Law,
(13)establish rules or procedures with respect to provisions under this Plan, including but not limited to Section 25 hereunder,
(14)delegate authority to act on the Committee’s behalf under Section 3.8, and
(15)any other matter which is necessary or desirable for, or incidental to, the administration of this Plan and any Award thereunder.
3.4. The authority granted hereunder includes the authority to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States of America to recognize differences in local law, tax policy or custom, in order to effectuate the purposes of this Plan but without amending this Plan.
3.5. The Board and the Committee shall be free at all times to make such determinations and take such actions as they deem fit. The Board and the Committee need not take the same action or determination with respect to all Awards, with respect to certain types of Awards, with respect to all Service Providers or any certain type of Service Providers and actions and determinations may differ as among the Grantees, and as between the Grantees and any other holders of securities of the Company.
3.6. All decisions, determinations, and interpretations of the Committee, the Board and the Company under this Plan shall be final and binding on all Grantees (whether before or after the issuance of Shares pursuant to Awards), unless otherwise determined by the Committee, the Board or the Company, respectively, in its sole discretion. The Committee shall have the authority (but not the obligation) to determine the interpretation and applicability of Applicable Law to any Grantee or any Awards. No member of the Committee or the Board shall be liable to any Grantee for any action taken or determination made in good faith with respect to this Plan or any Award granted hereunder.
3.7. Any officer or authorized signatory of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided such person has apparent authority with respect to such matter, right, obligation, determination or election. Such person or authorized signatory shall not be liable to any Grantee for any action taken or determination made in good faith with respect to this Plan or any Award granted hereunder.
3.8 Subject to any requirements of Applicable Law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to Service Providers and to exercise such other powers under the Plan as the Company may determine, provided that the Committee shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act or to any “officer” of the Company by Rule

16a-1(f) under the Exchange Act. Any decision, determination or interpretation taken by an officer within the scope of a delegation of authority shall be treated as if taken by the Committee.
4. ELIGIBILITY.
Awards may be granted to Service Providers of the Company or any Affiliate thereof, taking into account, at the Committee’s discretion and without an obligation to do so, the qualification under each tax regime pursuant to which such Awards are granted, subject to the limitation on the granting of Incentive Stock Options set forth in Section 8.1. A person who has been granted an Award hereunder may be granted additional Awards, if the Committee shall so determine, subject to the limitations herein. However, eligibility in accordance with this Section 4 shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award. Awards may differ in number of Shares covered thereby, the terms and conditions applying to them or on the Grantees or in any other respect (including, that there should not be any expectation (and it is hereby disclaimed) that a certain treatment, interpretation or position granted to one shall be applied to the other, regardless of whether or not the facts or circumstances are the same or similar).
5. SHARES.
5.1. The maximum aggregate number of Shares that may be issued pursuant to Awards under this Plan (the “Pool”) shall be the aggregate of (i) 238,899 Shares for new Awards, which is the sum of (A) 150,000 Shares plus (B) 88,899 Shares, which is the number of Shares remaining available for grant under the Plan as of June 16, 2026; and (ii) an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 3.5% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of Shares as is determined by the Board.
5.2. Any Shares (a) underlying an Award granted hereunder that has expired, or was cancelled, terminated, forfeited or, repurchased or settled in cash in lieu of issuance of Shares or otherwise, for any reason, without having been exercised; (b) if permitted by the Company, tendered to pay the Exercise Price of an Award, or withholding tax obligations with respect to an Award; or (c) if permitted by the Company, subject to an Award that are not delivered to a Grantee because such Shares are withheld to pay the Exercise Price of such Award, or withholding tax obligations with respect to such Award; shall automatically, and without any further action on the part of the Company or any Grantee, again be available for grant of Awards and Shares issued upon exercise of (if applicable) vesting thereof for the purposes of this Plan (unless this Plan shall have been terminated or unless the Board determines otherwise). Such Shares may, in whole or in part, be authorized but unissued Shares, treasury stock (dormant shares) or otherwise Shares that shall have been or may be repurchased by the Company (to the extent permitted pursuant to Applicable Law).
5.3. Substitute Awards granted pursuant to Section 14.4 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.
5.4. Any Shares under the Pool that are not subject to outstanding or exercised Awards at the termination of this Plan shall cease to be reserved for the purpose of this Plan.
5.5. Notwithstanding any provision to the contrary in the Plan, the Committee may establish total cash and equity compensation for non-employee members of the Board from time to time, subject to the limitations in the Plan. The Committee will from time to time determine the terms, conditions and amounts of all such non-employee director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee member of the Board as compensation for services as a non-employee member of the Board during any fiscal year of the Company may not exceed $500,000, increased to $750,000 in the fiscal year in which the Effective Date occurs or in the fiscal year of a non-employee member of the Board’s initial service as a non-employee member of the Board. The Committee may make exceptions to this limit for individual non-employee members of the Board in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee member of the Board receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee members of the Board.
6. TERMS AND CONDITIONS OF AWARDS.
Each Award granted pursuant to this Plan shall be evidenced by a written or electronic agreement between the Company and the Grantee or a written or electronic notice delivered by the Company (the “Award Agreement”), in substantially such form or forms and containing such terms and conditions, as the Committee shall from time to time approve. The Award

Agreement shall comply with and be subject to the following general terms and conditions and the provisions of this Plan (except for any provisions applying to Awards under different tax regimes), unless otherwise specifically provided in such Award Agreement, or the terms referred to in other Sections of this Plan applying to Awards under such applicable tax regimes, or terms prescribed by Applicable Law. Award Agreements need not be in the same form and may differ in the terms and conditions included therein.
6.1. Number of Shares. Each Award Agreement shall state the number of Shares covered by the Award.
6.2. Type of Award. Each Award Agreement may state the type of Award granted thereunder, provided that the tax treatment of any Award, whether or not stated in the Award Agreement, shall be as determined in accordance with Applicable Law.
6.3. Exercise Price. Each Award Agreement shall state the Exercise Price, if applicable, which shall be subject to adjustment as provided in Section 14 hereof.
6.4. Manner of Exercise. An Award may be exercised, as to any or all Shares as to which the Award has become exercisable, by written notice delivered in person or by mail (or such other methods of delivery prescribed by the Company) to the Chief Financial Officer of the Company or to such other person as determined by the Committee, or in any other manner as the Committee shall prescribe from time to time, specifying the number of Shares with respect to which the Award is being exercised (which may be equal to or lower than the aggregate number of Shares that have become exercisable at such time, subject to the last sentence of this Section), accompanied by payment of the aggregate Exercise Price for such Shares in the manner specified in the following sentence. The Exercise Price shall be paid in full with respect to each Share, at the time of exercise, either in (i) cash, (ii) if the Company’s shares are listed for trading on any securities exchange or over-the-counter market, and if the Committee so determines, all or part of the Exercise Price may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company, (iii) if the Company’s stock is listed for trading on any securities exchange or over-the-counter market, and if the Committee so determines, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker, as security for a loan, and to deliver all or part of the loan proceeds to the Company , or (iv) in such other manner as the Committee shall determine, which may include procedures for cashless exercise. For as long as the Company’s stock is not listed for trading on any securities exchange or over-the-counter market and unless the Committee determines otherwise, a Grantee may not exercise Awards unless the aggregate Exercise Price thereof is equal to or in excess of the lower of: (a) the aggregate Exercise Price for all Shares as to which the Award has become exercisable at such time; or (b) US $2,000.
6.5 Term and Vesting of Awards.
6.5.1 Each Award Agreement shall provide the vesting schedule for the Award as determined by the Committee. The Committee shall have the authority to determine the vesting schedule and accelerate the vesting of any outstanding Award at such time and under such circumstances as it, in its sole discretion, deems appropriate. Unless otherwise resolved by the Committee and stated in the Award Agreement, and subject to Sections 6.6 and 6.7 hereof, Awards shall vest and become exercisable under the following schedule: twenty-five percent (25%) of the Shares covered by the Award, on the first anniversary of the vesting commencement date determined by the Committee (and in the absence of such determination, of date on which such Award was granted), and six and one-quarter percent (6.25%) of the Shares covered by the Award at the end of each subsequent three-month period thereafter over the course of the following three (3) years; provided that the Grantee remains continuously as a Service Provider of the Company or its Affiliates throughout such vesting dates.
6.5.2 The Award Agreement may contain performance goals and measurements and the provisions with respect to any Award need not be the same as the provisions with respect to any other Award. Such performance goals may include, but are not limited to, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. If the occurrence of any unbudgeted or unanticipated item would make fair and equitable measurement of the performance goal(s) under an Award for part or all of a performance period no longer practical, the Committee, without the need for a consent of any holder of an Award, shall adjust and modify in its sole discretion the results with respect to any such goal to preserve (but not enhance) the incentives contemplated under the Award Agreement. For purposes of this Section 6.5.2, unbudgeted or unanticipated items shall include, but not be limited to, costs associated with natural disasters, storms or pandemics (including, without limitation, COVID-19), foreign exchange variations, changes in accounting principles or tax laws, material litigation costs that could not have been reasonably anticipated in the ordinary course of business, costs of severance or other reductions in force, capital markets transactions, restructurings or recapitalizations, business combinations or consolidations, stock splits or reverse splits, extraordinary special stock dividends, rights offerings, spin-offs, or similar transactions.
6.5.3 The Exercise Period of an Award will be ten (10) years from the date of grant of the Award, unless otherwise determined by the Committee and stated in the Award Agreement, but subject to the vesting provisions described above and the early termination provisions set forth in Sections 6.6 and 6.7 hereof. At the expiration of the Exercise Period, any Award, or any part thereof, that has not been exercised within the term of the Award and the Shares covered thereby not paid for in accordance with this Plan and the Award Agreement shall terminate and become null and void, and all interests and rights of the Grantee in and to the same shall expire.
6.6 Termination.
6.6.1 Unless otherwise determined by the Committee, and subject to this Section 6.6 and Section 6.7 hereof, an Award may not be exercised unless the Grantee has continuously been employed or otherwise providing services to the Company or its Affiliates since the date of grant of the Award and throughout the vesting dates.
6.6.2 In the event that the employment or service of a Grantee shall terminate (other than by reason of death, Disability or Retirement), such that Grantee is no longer actively providing services of any type to either the Company nor any Affiliate thereof, all Awards of such Grantee that are unvested at the time of such termination shall terminate on the date of such termination, and all Awards of such Grantee that are vested and exercisable at the time of such termination may be exercised within up to three (3) months after the date of such termination (or such different period as the Committee shall prescribe), but in any event no later than the date of expiration of the Award’s term as set forth in the Award Agreement or pursuant to this Plan; provided, however, that if the Company (or the Subsidiary or other Affiliate thereof, as applicable) shall terminate the Grantee’s employment or service for Cause (as defined below) or if at any time during the Exercise Period (whether prior to and after termination of employment or service, and whether or not the Grantee’s employment or service is or has been terminated by either party as a result thereof), facts or circumstances arise or are discovered with respect to the Grantee that would have constituted Cause, all Awards theretofore granted to such Grantee (whether vested or not) shall terminate on the date of such termination (or on such subsequent date on which such facts or circumstances arise or are discovered, as the case may be) unless otherwise determined by the Committee; and any Shares issued upon exercise or (if applicable) vesting of Awards (including other Shares or securities issued or distributed with respect thereto), whether held by the Grantee or for the Grantee’s benefit, shall be deemed to be irrevocably offered for sale to the Company, any of its Affiliates or any person designated by the Company to purchase, at the Company’s election and subject to Applicable Law, either for no consideration, for the par value of such Shares (if shares bear a par value) or against payment of the Exercise Price previously received by the Company for such Shares upon their issuance, as the Committee deems fit, upon written notice to the Grantee at any time after the Grantee’s termination of employment or service. Such Shares or other securities shall be sold and transferred within 30 days from the date of the Company’s notice of its election to exercise its right. If the Grantee fails to transfer such Shares or other securities to the Company, the Company, at the decision of the Committee, shall be entitled to forfeit or repurchase such Shares and to authorize any person to execute on behalf of the Grantee any document necessary to effect such transfer, whether or not the stock certificates are surrendered. The Company shall have the right and authority to effect the above either by: (i) repurchasing all of such Shares or other securities held by the Grantee for the benefit of the Grantee, or designate any other person who shall have the right and authority to purchase all of Such Shares or other securities, for the Exercise Price paid for such Shares, the par value of such Shares (if shares bear a par value) or for no payment or consideration whatsoever, as the Committee deems fit; (ii) forfeiting all such Shares or other securities; (iii) redeeming all such Shares or other securities, for the Exercise Price paid for such Shares, the par value of such Shares (if shares bear a par value) or for no payment or consideration whatsoever, as the Committee deems fit; (iv) taking action in order to have such Shares or other securities converted into deferred stock entitling their holder only to their par value (if shares bear a par value) upon liquidation of the Company; or (v) taking any other action which may be required in order to achieve similar results; all as shall be determined by the Committee, at its sole and absolute discretion, and the Grantee is deemed to irrevocably empower the Company or any person which may be designated by it to take any action by, in the name of or on behalf of the Grantee to comply with and give effect to such actions (including, voting such stock, filling in, signing and delivering stock powers, etc.). For clarity, in the event that such Shares are not purchased as set forth above, any subsequent sale or disposition thereof shall be subject to provisions of this Plan, the Charter Documents and any Stockholders Agreements.
6.6.3 Notwithstanding anything to the contrary, the Committee, in its absolute discretion, may, on such terms and conditions as it may determine appropriate, extend the periods for which Awards held by any Grantee may continue to vest and be exercisable; it being clarified that such Awards may lose their entitlement to certain tax benefits under Applicable Law as a result of the modification of such Awards and/or in the event that the Award is exercised beyond the later of: (i) three (3) months after the date of termination of the employment or service relationship; or (ii) the applicable period under Section 6.7 below with respect to a termination of the employment or service relationship because of the death, Disability or Retirement of Grantee.
6.6.4 For purposes of this Plan:
6.6.4.1. A termination of employment or service of a Grantee shall not be deemed to occur (except to the extent required by the Code with respect to the Incentive Stock Option status of an Option) in case of (i) a transition or transfer of a Grantee among the Company and its Affiliates, (ii) a change in the capacity in which the Grantee is employed or renders service to the Company or any of its Affiliates or a change in the identity of the employing or engagement entity among the Company and its Affiliates, provided, in case of (i) and (ii) above, that the Grantee has remained continuously employed by and/or in the service of the Company and its Affiliates since the date of grant of the Award and throughout the vesting period; or (iii) if the Grantee takes any unpaid leave as set forth in Section 6.8(i) below which, in the case of an Incentive Stock Option, does not exceed the maximum time permitted for a leave under Section 8.8 below.
6.6.4.2. An entity or an Affiliate thereof assuming an Award or issuing in substitution thereof in a transaction to which Section 424(a) of the Code applies or in a Merger/Sale in accordance with Section 14 shall be deemed as an Affiliate of the Company for purposes of this Section 6.6, unless the Committee determines otherwise.
6.6.4.3. In the case of a Grantee whose principal employer or service recipient is a Subsidiary or other Affiliate thereof, the Grantee’s employment shall also be deemed terminated for purposes of this Section 6.6 as of the date on which such principal employer or service recipient ceases to be a Subsidiary or other Affiliate thereof.
6.6.4.4. The term “Cause” as a reason for a Grantee’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Grantee and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Agreement any of the following: (i) any theft, fraud, embezzlement, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, falsification of any documents or records of the Company or any of its Affiliates, felony or similar act by the Grantee (whether or not related to the Grantee’s relationship with the Company); (ii) an act of moral turpitude by the Grantee, or any act that causes significant injury to, or is otherwise adversely affecting, the reputation, business, assets, operations or business relationship of the Company (or a Subsidiary or other Affiliate thereof, when applicable); (iii) any breach by the Grantee of any material agreement with or of any material duty of the Grantee to the Company or any Subsidiary or other Affiliate thereof (including breach of confidentiality, non-disclosure, non-use non-competition or non-solicitation covenants towards the Company or any of its Affiliates) or failure to abide by code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iv) any act which constitutes a breach of a Grantee’s fiduciary duty towards the Company or a Subsidiary or other Affiliate thereof, including disclosure of confidential or proprietary information thereof or acceptance or solicitation to receive unauthorized or undisclosed benefits, irrespective of their nature, or funds, or promises to receive either, from individuals, consultants or corporate entities with whom the Company or a Subsidiary or other Affiliate thereof does business with; or (v) the Grantee’s unauthorized use, misappropriation, destruction, or diversion of any tangible or intangible asset or corporate opportunity of the Company or any of its Affiliates (including, without limitation, the improper use or disclosure of confidential or proprietary information). For the avoidance of doubt, the determination as to whether a termination is for Cause for purposes of this Plan shall be made in good faith by the Committee and shall be final and binding on the Grantee.
6.7 Death, Disability or Retirement of Grantee.
6.7.1 If a Grantee shall die while employed by, or performing service for, the Company or any of its Affiliates, or within the three (3) month period (or such longer period of time as determined by the Board, in its discretion) after the date of termination of such Grantee’s employment or service (or within such different period as the Committee may have provided pursuant to Section 6.6 hereof), or if the Grantee’s employment or service with the Company or any of its Affiliates shall terminate by reason of Disability, all Awards theretofore granted to such Grantee may (to the extent otherwise vested and exercisable and unless earlier terminated in accordance with their terms) be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the legal right to exercise such Awards by bequest or inheritance, or by a person who acquired the legal right to exercise such Awards in accordance with applicable law in the case of Disability of the Grantee, as the case may be, at any time within one (1) year (or such longer period of time as determined by the Committee, in its discretion) after the death or Disability of the Grantee (or such different period as the Committee shall prescribe), but in any event no later than the date of expiration of the Award’s term as set forth in the Award Agreement or pursuant to this Plan. In the event that an Award granted hereunder shall be exercised as set forth above by any person other than the Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or proof satisfactory to the Committee of the right of such person to exercise such Award.
6.7.2 In the event that the employment or service of a Grantee shall terminate on account of such Grantee’s Retirement, all Awards of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within the three (3) month period after the date of such Retirement (or such different period as the Committee shall prescribe).
6.8. Suspension of Vesting. Unless the Committee provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence, other than in the case of any (i) leave of absence which was pre-approved by the Company explicitly for purposes of continuing the vesting of Awards, or (ii) transfers between locations of the Company or any of its Affiliates, or between the Company and any of its Affiliates, or any respective successor thereof. For clarity, for purposes of this Plan, military leave, statutory maternity or paternity leave or sick leave are not deemed unpaid leave of absence.
6.9. Voting Proxy. Until immediately after the listing for trading on a stock exchange or market or trading system of the Company’s (or the Successor Corporation’s) stock, the Shares subject to an Award or to be issued pursuant to an Award or any other Securities, shall, unless otherwise determined by the Committee, be subject to an irrevocable proxy and power of attorney by the Grantee , to the Company, which shall designate such person or persons (with a right of substitution) from time to time as determined by the Committee (and in the absence of such determination, the Chief Executive Officer of the Company or the Chairman of the Board, ex officio). The proxy shall entitle the holder thereof to receive notices, vote and take such other actions in respect of the Shares or other Securities. Any person holding or exercising such voting proxies shall do so solely in his capacity as the proxy holder and not individually. All Awards granted hereunder shall be conditioned upon the execution of such irrevocable proxy in substantially the form prescribed by the Committee from time to time. The provisions of this Section shall apply to the Grantee and to any purchaser, assignee or transferee of any Shares.
6.10. Other Provisions. The Award Agreement evidencing Awards under this Plan shall contain such other terms and conditions not inconsistent with this Plan as the Committee may determine, at or after the date of grant, including provisions in connection with the restrictions on transferring the Awards or Shares covered by such Awards, which shall be binding upon the Grantees and any purchaser, assignee or transferee of any Awards, and other terms and conditions as the Committee shall deem appropriate.
7. NONQUALIFIED STOCK OPTIONS.
Awards granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject to the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 7 and the other terms of this Plan, this Section 7 shall prevail.
7.1. Certain Limitations on Eligibility for Nonqualified Stock Options. Nonqualified Stock Options may not be granted to a Service Provider who is deemed to be a resident of the United States for purposes of taxation or who is otherwise subject to United States federal income tax unless the Shares underlying such Options constitute “service recipient stock” under Section 409A of the Code or unless such Options comply with the payment requirements of Section 409A of the Code.
7.2. Exercise Price. The Exercise Price of a Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option unless the Committee specifically indicates that the Awards will have a lower Exercise Price and the Award complies with Section 409A of the Code. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Award is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of that complies with Section 424(a) of the Code and 1.409A-1(b)(5)(v)(D) of the U.S. Treasury Regulations or any successor guidance.
8. INCENTIVE STOCK OPTIONS.
Awards granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be granted subject to the following special terms and conditions, the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 8 and the other terms of this Plan, this Section 8 shall prevail.

8.1. Eligibility for Incentive Stock Options. Incentive Stock Options may be granted only to Employees of the Company, or to Employees of a Parent or Subsidiary, determined as of the date of grant of such Options. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences employment, with an exercise price that is no less the minimum exercise price as determined under Section 8.2 below.
8.2. Exercise Price. The Exercise Price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares covered by the Awards on the date of grant of such Option or such other price as may be determined pursuant to the Code. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Award is granted pursuant to an assumption or substitution for another option in a manner that complies with the provisions of Section 424(a) of the Code.
8.3. Date of Grant. Notwithstanding any other provision of this Plan to the contrary, no Incentive Stock Option may be granted under this Plan after 10 years from the date this Plan is adopted, or the date this Plan is approved by the stockholders, whichever is earlier.
8.4. Exercise Period. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Award, subject to Section 8.6. No Incentive Stock Option granted to a prospective Employee may become exercisable prior to the date on which such person commences employment.
8.5. $100,000 Per Year Limitation. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options granted under this Plan and all other “incentive stock option” plans of the Company, or of any Parent or Subsidiary or other Affiliate thereof, become exercisable for the first time by each Grantee during any calendar year shall not exceed one hundred thousand United States dollars ($100,000) with respect to such Grantee. To the extent that the aggregate Fair Market Value of Shares with respect to which such Incentive Stock Options and any other such incentive stock options are exercisable for the first time by any Grantee during any calendar year exceeds one hundred thousand United States dollars ($100,000), such options shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking options into account in the order in which they were granted. If the Code is amended to provide for a different limitation from that set forth in this Section 8.5, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Awards as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonqualified Stock Option in part by reason of the limitation set forth in this Section 8.5, the Grantee may designate which portion of such Option the Grantee is exercising. In the absence of such designation, the Grantee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion may be issued upon the exercise of the Option.
8.6. Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option, and (ii) the Exercise Period shall not exceed five (5) years from the effective date of grant of such Incentive Stock Option.
8.7. Payment of Exercise Price. Each Award Agreement evidencing an Incentive Stock Option shall state each alternative method by which the Exercise Price thereof may be paid.
8.8. Leave of Absence. Notwithstanding Section 6.8, a Grantee’s employment shall not be deemed to have terminated if the Grantee takes any leave as set forth in Section 6.8(i); provided, however, that if any such leave exceeds three (3) months, on the day that is six (6) months following the commencement of such leave any Incentive Stock Option held by the Grantee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonqualified Stock Option, unless the Grantee’s right to return to employment is guaranteed by statute or contract.
8.9. Exercise Following Termination. Notwithstanding anything else in this Plan to the contrary, Incentive Stock Options that are not exercised within three (3) months following termination of the Grantee’s employment with the Company or its Parent or Subsidiary or a corporation (or a parent or subsidiary of such corporation) issuing or assuming an Option of such Grantee in a transaction to which Section 424(a) of the Code applies, or within one year in case of termination of the Grantee’s employment with the Company or its Parent or Subsidiary due to a Disability (within the meaning of Section 22(e)(3) of the Code), shall be deemed to be Nonqualified Stock Options.
8.10. Notice to Company of Disqualifying Disposition. Each Grantee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Grantee makes a Disqualifying Disposition of any

Shares received pursuant to the exercise of Incentive Stock Options. A “Disqualifying Disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date the Grantee was granted the Incentive Stock Option, or (ii) one year after the date the Grantee acquired Shares by exercising the Incentive Stock Option. If the Grantee dies before such Shares are sold, these holding period requirements do not apply and no disposition of the Shares will be deemed a Disqualifying Disposition.
9. No Repricing.
The terms of any outstanding Award may not be amended, and action may not otherwise be taken, in a manner to achieve a Repricing; provided, however, that nothing herein shall prevent the Committee from taking any action provided for in Section 14 below. For purposes of this Section 9, a “Repricing” shall mean (i) reducing the exercise price of Nonqualified Stock Options, Incentive Stock Options or stock appreciation rights (“SARs,” and, together with Nonqualified Stock Options and Incentive Stock Options, collectively, “Stock Rights”), (ii) cancel outstanding Stock Rights in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original options or base price of SARs, as applicable, (iii) cancel outstanding Stock Rights with an exercise price or base price, as applicable, that is less than the then current Fair Market Value of a Share in exchange for other Awards, cash or other property; or (iv) otherwise effect a transaction that would be considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed or quoted without stockholder approval.
10. Securities Law Restrictions.
Except as otherwise provided in the applicable Award Agreement or other agreement between the Service Provider and the Company, if the exercise of a Stock Right (as defined in Section 9 above) or settlement of an Award following the termination of the Service Provider’s employment or service (other than for Cause) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act or equivalent requirements under equivalent laws of other applicable jurisdictions, then such Award shall remain exercisable and terminate on the earlier of (i) the expiration of a period of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the termination of the Service Provider’s employment or service during which the exercise of the Award would not be in such violation, or (ii) the expiration of the term of the Award as set forth in the Award Agreement or pursuant to this Plan. In addition, unless otherwise provided in a Grantee’s Award Agreement, if the sale of any Shares received upon exercise or (if applicable) vesting of an Award following the termination of the Grantee’s employment or service (other than for Cause) would violate the Company’s insider trading policy, then the Award shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Grantee’s employment or service during which the exercise of the Award would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Award as set forth in the applicable Award Agreement or pursuant to this Plan.
11. RESTRICTED STOCK.
The Committee may award Restricted Stock to any eligible Grantee. Each Award of Restricted Stock under this Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Restricted Stock Agreement”), in such form as the Committee shall from time to time approve. The Restricted Stock shall be subject to all applicable terms of this Plan. The provisions of the various Restricted Stock Agreements entered into under this Plan need not be identical. The Restricted Stock Agreement shall comply with and be subject to Section 6 and the following terms and conditions, unless otherwise specifically provided in the Restricted Stock Agreement and not inconsistent with this Plan or Applicable Law:
11.1. Purchase Price. Each Restricted Stock Agreement shall state the amount, if any, to be paid by the Grantee, if any, in consideration for the issuance of the Restricted Stock and the terms of payment thereof, which may include payment in cash or, subject to the Committee’s approval, by issuance of promissory notes or other evidence of indebtedness (prior to the Company becoming publicly held) on such terms and conditions as determined by the Committee.
11.2. Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution (in which case they shall be transferred subject to all restrictions then or thereafter applicable thereto), until such Restricted Stock shall have vested (the period from the date on which the Award is granted until the date of vesting of the Restricted Stock thereunder being referred to herein as the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the Restricted Stock, as it deems appropriate, including the satisfaction of performance criteria. Such performance criteria may include, but are not limited to, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee or pursuant to the provisions of any Company policy required under mandatory provisions of Applicable Law. Certificates for shares issued pursuant to Restricted Stock Awards, if issued, shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. Such certificates may, if so determined by the Committee, be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an Award the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded Restricted Stock on successive anniversaries of the date of such Award.
11.3. Forfeiture; Repurchase. Subject to such exceptions as may be determined by the Committee, if the Grantee’s continuous employment with or service to the Company or any Affiliate thereof shall terminate (such that Grantee is no longer a Service Provider of neither the Company nor any Affiliate thereof) for any reason prior to the expiration of the Restricted Period of an Award or prior to the timely payment in full of the Exercise Price of any restricted Stock, any Restricted Stock remaining subject to vesting or with respect to which the purchase price has not been paid in full, shall thereupon be forfeited, transferred to, and redeemed, repurchased or cancelled by, as the case may be, in any manner as set forth in Section 6.6.2(i) through (v), subject to Applicable Law and the Grantee shall have no further rights with respect to such Restricted Stock.
11.4. Ownership. During the Restricted Period the Grantee shall possess all incidents of ownership of such Restricted Stock, subject to Section 6.9 and Section 11.2, including the right to vote; provided however, that any right to receive dividends shall be conditioned on complying with the Restricted Period with respect to such Shares. All securities, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.
12. RESTRICTED STOCK UNITS.
An RSU is an Award covering a number of Shares that is settled, if vested, by issuance of those Shares. An RSU may be awarded to any eligible Grantee. The Award Agreement relating to the grant of RSUs under this Plan (the “Restricted Stock Unit Agreement”), shall be in such form as the Committee shall from time to time approve. The RSUs shall be subject to all applicable terms of this Plan. The provisions of the various Restricted Stock Unit Agreements entered into under this Plan need not be identical. RSUs may be granted in consideration of a reduction in the recipient’s other compensation.
12.1. Exercise Price. No payment of Exercise Price shall be required as consideration for RSUs, unless included in the Award Agreement or as required by Applicable Law, and Section 6.4 shall apply, if applicable.
12.2. Stockholders’ Rights. The Grantee shall not possess or own any ownership rights in the Shares underlying the RSUs and no rights as a stockholder shall exist prior to the actual issuance of Shares in the name of the Grantee.
12.3. Settlements of Awards. Settlement of vested RSUs shall be made in the form of Shares, unless determined otherwise by the Committee. Distribution to a Grantee of an amount (or amounts) from settlement of vested RSUs can be deferred to a date after vesting as determined by the Committee. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until the grant of RSUs is settled, the number of Shares underlying such RSUs shall be subject to adjustment pursuant hereto.
12.4. Section 409A Restrictions. Notwithstanding anything to the contrary set forth herein, any RSUs granted under this Plan that are not exempt from the requirements of Section 409A of the Code shall contain such restrictions or other provisions so that such RSUs will comply with the requirements of Section 409A of the Code, if applicable to the Company. Such restrictions, if any, shall be determined by the Committee and contained in the Restricted Stock Unit Agreement evidencing such RSU. For example, such restrictions may include a requirement that any Shares that are to be issued in a year following the year in which the RSU vests must be issued in accordance with a fixed, pre-determined schedule.
13. OTHER SHARE OR SHARE-BASED AWARDS.
13.1. The Committee may grant other Awards under this Plan pursuant to which Shares (which may, but need not, be Restricted Stock pursuant to Section 11 hereof), cash (in settlement of Share-based Awards) or a combination thereof, are or may in the future be acquired or received, or Awards denominated in stock units, including units valued on the basis of measures other than market value.
13.2. The Committee may also grant SARs without the grant of an accompanying option, which rights shall permit the Grantees to receive, at the time of any exercise of such rights, cash equal to the amount by which the Fair Market Value of the Shares in respect to which the right was granted is so exercised exceed the exercise price thereof. The base price of any such SAR granted to a Grantee who is subject to U.S. federal income tax shall be determined in compliance with Section 7.2.
13.3. Such other Share-based Awards as set forth above may be granted alone, in addition to, or in tandem with any Award of any type granted under this Plan.
14. EFFECT OF CERTAIN CHANGES.
14.1. General. In the event of a division or subdivision of the outstanding capital stock of the Company, any distribution of bonus shares (stock split), consolidation or combination of capital stock of the Company (reverse stock split), reclassification with respect to the Shares or any similar recapitalization events (each, a “Recapitalization”), a merger (including, a reverse merger and a reverse triangular merger), consolidation, amalgamation or like transaction of the Company with or into another corporation, a reorganization (which may include a combination or exchange of shares, spin-off or other corporate divestiture or division, extraordinary dividend or other similar occurrences, the Committee shall make, without the need for a consent of any holder of an Award, such adjustments as determined by the Committee to be appropriate, in its discretion, in order to adjust (i) the number and class of stock reserved and available for grants of Awards, (ii) the number and class of stock covered by outstanding Awards, (iii) the Exercise Price per share covered by any Award, (iv) the terms and conditions concerning vesting and exercisability and the term and duration of the outstanding Awards, and (v) any other terms of the Award that in the opinion of the Committee should be adjusted. Any fractional shares resulting from such adjustment shall be treated as determined by the Committee, and in the absence of such determination shall be rounded to the nearest whole share, and the Company shall have no obligation to make any cash or other payment with respect to such fractional shares. No adjustment shall be made by reason of the distribution of subscription rights or rights offering to outstanding stock or other issuance of stock by the Company, unless the Committee determines otherwise. The adjustments determined pursuant to this Section 14.1 (including a determination that no adjustment is to be made) shall be final, binding and conclusive.
14.2. Merger/Sale of Company. In the event of (i) a sale of all or substantially all of the assets of the Company, or a sale (including an exchange) of all or substantially all of the stock of the Company, to any person, or a purchase by a stockholder of the Company or by an Affiliate of such stockholder, of all the stock of the Company held by all or substantially all other stockholders or by other stockholders who are not an Affiliate of such acquiring party; (ii) a merger (including, a reverse merger and a reverse triangular merger), consolidation, amalgamation or like transaction of the Company with or into another corporation; (iii) completion of a scheme or arrangement for the purpose of effecting such sale, merger, consolidation, amalgamation or other transaction; (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or (v) such other transaction or set of circumstances that is determined by the Board, in its discretion, to be a transaction subject to the provisions of this Section 14.2 excluding any of the above transactions in clauses (i) through (v) if the Board determines that such transaction either should be excluded from the definition hereof and the applicability of this Section 14.2, or does not qualify as a “change in ownership or control” or a qualifying dissolution for purposes of Code Section 409A of the Code (such transaction, a “Merger/Sale”), then, without derogating from the general authority and power of the Board or the Committee under this Plan, without the Grantee’s consent and action and without any prior notice requirement the Grantee, all unexercised Awards (whether vested or unvested) shall immediately vest and become exercisable or vested as to all or any remaining part of the Shares covered by the Award and the Grantee shall have the right to exercise the Award in respect of Shares covered by the Award; provided that the Committee may (but shall not be obligated to), in its sole discretion under such terms and conditions as the Committee shall determine, cancel all unexercised Awards (whether vested or unvested) with effect upon or immediately prior to the closing of the Merger/Sale. If determined by the Committee, the Grantees shall be subject to the definitive agreement(s) in connection with the Merger/Sale as applying to holders of Shares including, such terms, conditions, representations, undertakings, liabilities, limitations, releases, indemnities, participating in transaction expenses, shareholders/sellers representative expense fund and escrow arrangement, in each case as determined by the Committee. Each Grantee shall execute such separate agreement(s) or instruments as may be requested by the Company, the Successor Corporation or the acquirer in connection with such in such Merger/Sale and in the form required by them. The execution of such separate agreement(s) may be a condition to the receipt of assumed or substituted Awards, payment in lieu of the Award or the exercise of any Award.
14.3. Reservation of Rights. Except as expressly provided in this Section 14 (if any), the Grantee of an Award hereunder shall have no rights by reason of any Recapitalization of stock of any class, any increase or decrease in the number of stock of any class, or any dissolution, liquidation, reorganization (which may include a combination or exchange of stock, spin-off or other corporate divestiture or division, or other similar occurrences), Merger/Sale. Any issue by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of stock subject to an Award. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or engage in any similar transactions.
14.4 Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by persons providing services to another entity who become Service Providers of the Company or an Affiliate as a result of a merger or consolidation of such former entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former entity. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
15. NON-TRANSFERABILITY OF AWARDS; SURVIVING BENEFICIARY.
15.1. All Awards granted under this Plan by their terms shall not be transferable other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee or under this Plan, provided that with respect to Shares issued upon exercise or (if applicable) the vesting of Awards the restrictions on transfer shall be the restrictions referred to in Section 16 (Conditions upon Issuance of Shares) hereof. Subject to the above provisions, the terms of such Award, this Plan and any applicable Award Agreement shall be binding upon the beneficiaries, executors, administrators, heirs and successors of such Grantee. Awards may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative, to the extent provided for herein. Any transfer of an Award not permitted hereunder (including transfers pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse) and any grant of any interest in any Award to, or creation in any way of any direct or indirect interest in any Award by, any party other than the Grantee shall be null and void and shall not confer upon any party or person, other than the Grantee, any rights. To the extent permitted by the Committee, the Grantee may file with the Company a written designation of a beneficiary, who shall be permitted to exercise such Grantee’s Award or to whom any benefit under this Plan is to be paid, in each case, in the event of the Grantee’s death before he or she fully exercises his or her Award or receives any or all of such benefit, on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If there is no permitted designated beneficiary who survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary. Notwithstanding the foregoing, upon the request of the Grantee and subject to Applicable Law the Committee, at its sole discretion, may permit the Grantee to transfer the Award to a trust whose beneficiaries are the Grantee and/or the Grantee’s immediate family members (all or several of them).
15.2. Notwithstanding any other provisions of the Plan to the contrary, no Incentive Stock Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with a beneficiary designation pursuant to Section 15.1. Further, all Incentive Stock Options granted to a Grantee shall be exercisable during his or her lifetime only by such Grantee.
15.3. Except as may be permitted by the Committee in its sole discretion, all rights possessed by the Grantee over the Shares are personal, and may not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution. If and to the extent the Committee permits a Grantee to transfer an Award and/or Shares underlying an Award , such transfer shall be subject (in addition, to any other conditions or terms applying thereto) to receipt by the Company from such proposed transferee of a written instrument, on a form reasonably acceptable to the Company, pursuant to which such proposed transferee agrees to be bound by all provisions of the Plan and any other applicable agreements, including without limitation, any restrictions on transfer of the Award and/or Shares set forth herein (however, failure to so deliver such instrument to the Company as set forth above shall not derogate from all such provisions applying on any transferee).
15.4. The provisions of this Section 15 shall apply to the Grantee and to any purchaser, assignee or transferee of any Shares.
16. CONDITIONS UPON ISSUANCE OF SHARES; GOVERNING PROVISIONS.
16.1. Legal Compliance. The grant of Awards and the issuance of Shares upon exercise or settlement of Awards shall be subject to compliance with all Applicable Law as determined by the Company, including, applicable requirements of federal, state and foreign law with respect to such securities. The Company shall have no obligations to issue Shares pursuant to the exercise or settlement of an Award and Awards may not be exercised or settled, if the issuance of Shares upon exercise or settlement would constitute a violation of any Applicable Law as determined by the Company, including, applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. In addition, no Award may be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise or settlement of the Award be in effect with respect to the stock issuable upon exercise of the Award, or (ii) in the opinion of legal counsel to the Company, the stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain authority from any regulatory body having jurisdiction, if any, deemed by the Company to be necessary to the lawful issuance and sale of any Shares hereunder, and the inability to issue Shares hereunder due to non-compliance with any Company policies with respect to the sale of Shares, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority or compliance shall not have been obtained or achieved. As a condition to the exercise of an Award, the Company may require the person exercising such Award to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any Applicable Law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company, including to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, all in form and content specified by the Company.
16.2. Provisions Governing Shares. Shares issued pursuant to an Award shall be subject to the Charter Documents, any limitation, restriction or obligation included in any stockholders agreement applicable to all or substantially all of the holders of stock (regardless of whether or not the Grantee is a formal party to such stockholders agreement) (“Stockholders Agreements”), any other governing documents of the Company, all policies, manuals and internal regulations adopted by the Company from time to time, in each case, as may be amended from time to time, including any provisions included therein concerning restrictions or limitations on disposition of Shares (such as, but not limited to, right of first refusal and lock up/market stand-off) or grant of any rights with respect thereto, forced sale and bring along provisions, any provisions concerning restrictions on the use of inside information and other provisions deemed by the Company to be appropriate in order to ensure compliance with Applicable Law. Each Grantee shall execute (and authorizes any person designated by the Company to so execute) such separate agreement(s) as may be requested by the Company relating to matters set forth in this Section 16.2. The execution of such separate agreement(s) may be a condition by the Company to the exercise of any Award and the Company may exercise its authorization above and sign such agreement on behalf of the Grantee or subject the Grantee to the provisions of such agreements. The proxy pursuant to Section 6.9includes an authorization of the holder of such proxy to sign, by and on behalf of any Grantee, such documents and agreements.
16.3. Forced Sale. In the event that the Board approves a Merger/Sale effected by way of a forced or compulsory sale (whether pursuant to Applicable Law, the Charter Documents or any Stockholders Agreement), then, without derogating from such provisions and in addition thereto, the Grantee shall be obligated, and shall be deemed to have agreed to the offer to effect the Merger/Sale on the terms approved by the Board (and the Shares held by or for the benefit of the Grantee shall be included in the stock of the Company approving the terms of such Merger/Sale for the purpose of satisfying the required majority), and shall sell all of the Shares held by or for the benefit of the Grantee on the terms and conditions applying to the holders of Shares, in accordance with the instructions then issued by the Board, whose determination shall be final. No Grantee shall contest, bring any claims or demands, or exercise any appraisal or dissenters’ rights related to any of the foregoing. The proxy pursuant to Section 6.9 includes an authorization of the holder of such proxy to sign, by and on behalf of any Grantee, such documents and agreements as are required to affect the sale of Shares in connection with such Merger/Sale and waivers of any contest, claims or demands, or any appraisal or dissenters’ rights.
16.4. Data Privacy; Data Transfer. Information related to Grantees and Awards hereunder, as shall be received from Grantee or others, and/or held by, the Company or its Affiliates from time to time, and which information may include sensitive and personal information related to Grantees (“Information”), will be used by the Company or its Affiliates (or third parties appointed by any of them) to comply with any applicable legal requirement, or for administration of the Plan as they deem necessary or advisable, or for the respective business purposes of the Company or its Affiliates (including in connection with transactions related to any of them). The Company and its Affiliates shall be entitled to transfer the Information among the Company or its Affiliates, and to third parties for the purposes set forth above, which may include persons located abroad (including, any person administering the Plan or providing services in respect of the Plan or in order to comply with legal requirements, or their respective officers, directors, employees and representatives, and the respective successors and assigns of any of the foregoing), and any person so receiving Information shall be entitled to transfer it for the purposes set forth above. The Company shall use commercially reasonable efforts to ensure that the transfer of such Information shall be limited to the reasonable and necessary scope. By receiving an Award hereunder, Grantee acknowledges and agrees that the Information is provided at Grantee’s free will and Grantee consents to the storage and transfer of the Information as set forth above.
16.5. Share Transfer Restrictions. Any transfer or other disposition of Shares or any interest therein is subject to the prior approval of the Administrator, which, if granted (without any obligation to do so), may be subject to such terms, conditions and restrictions, as it deems appropriate. The terms, conditions and restrictions of any approval may differ from one Grantee to another, and need not be the same. Any transfer or otherwise grant of any interest in any Shares to any third party that does not comply with this Section shall be null and void and shall not confer upon any person, other than the Grantee, any rights. This Section shall terminate immediately after the underwritten public offering of equity securities of the Company pursuant to an effective registration statement filed under the Securities Act or equivalent law of another jurisdiction and the listing for trading on a stock exchange or market or trading system. This Section shall apply in addition to any other limitation, restriction and/or condition in this Plan (including, without limitation, after the application of the sub-Sections of Section 16 above), any Award Agreement, Stockholders Agreement or other instrument between the Grantee and the Company or by which the Grantee is bound. This Section shall not apply to a transfer of Shares in a sale of all or substantially all of the shares of the Company which was approved by the Board or pursuant to the Charter Documents or Stockholders Agreements, or upon a Merger/Sale.
17. MARKET STAND-OFF.
17.1. In connection with any underwritten public offering of equity securities of the Company pursuant to an effective registration statement filed under the Securities Act or equivalent law of another jurisdiction, the Grantee shall not directly or indirectly, without the prior written consent of the Company or its underwriters, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or other Awards, any securities of the Company (whether or not such Shares were acquired under this Plan), or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Shares or securities of the Company and any other shares or securities issued or distributed in respect thereto or in substitution thereof (collectively, “Securities”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in clauses (i) or (ii) is to be settled by delivery of Securities, in cash or otherwise. The foregoing provisions of this Section 17.1 shall not apply to the sale of any stock to an underwriter pursuant to an underwriting agreement. Such restrictions (the “Market Stand-Off”) shall be in effect for such period of time (the “Market Stand-Off Period”): (A) following the first public filing of the registration statement relating to the underwritten public offering until the expiration of 180 days following the effective date of such registration statement relating to the Company’s initial public offering or 90 days following the effective date of such registration statement relating to any other public offering, in each case, provided, however, that if (1) during the last 17 days of the initial Market Stand-Off Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Market Stand-Off Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Market Stand-Off Period, then in each case the Market Stand-Off Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event; or (B) such other period as shall be requested by the Company or the underwriters. Notwithstanding anything herein to the contrary, if the underwriter(s) and the Company agree on a termination date of the Market Stand-Off Period in the event of failure to consummate a certain public offering, then such termination shall apply also to the Market Stand-Off Period hereunder with respect to that particular public offering.
17.2. In the event of a subdivision of the outstanding capital stock of the Company, the distribution of any securities (whether or not of the Company), whether as bonus shares or otherwise, and whether as dividend or otherwise, a recapitalization, a reorganization (which may include a combination or exchange of stock or a similar transaction affecting the Company’s outstanding securities without receipt of consideration), a consolidation, a spin-off or other corporate divestiture or division, a reclassification or other similar occurrence, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.
17.3. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Plan until the end of the applicable Market Stand-Off period.
17.4. The underwriters in connection with a registration statement so filed are intended third party beneficiaries of this Section 17 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Grantee shall execute such separate agreement(s) as may be requested by the Company or the underwriters in connection with such registration statement and in the form required by them, relating to Market Stand-Off (which need not be identical to the provisions of this Section 17, and may include such additional provisions and restrictions as the underwriters deem advisable) or that are necessary to give further effect thereto. The execution of such separate agreement(s) may be a condition by the Company to the exercise of any Award.

17.5. Without derogating from the above provisions of this Section 17 or elsewhere in this Plan, the provisions of this Section 17 shall apply to the Grantee and the Grantee’s heirs, legal representatives, successors, assigns, and to any purchaser, assignee or transferee of any Awards or Shares.
18. AGREEMENT REGARDING TAXES; DISCLAIMER.
18.1. If the Committee shall so require, as a condition of exercise of an Award, the release of Shares or the vesting or settlement of an Award, a Grantee shall agree that, no later than the date of such occurrence, the Grantee will pay to the Company (or the Trustee, as applicable) or make arrangements satisfactory to the Committee regarding payment of any applicable taxes and compulsory payments of any kind required by Applicable Law to be withheld or paid.
18.2. TAX LIABILITY. ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY AWARDS OR THE EXERCISE THEREOF, THE SALE OR DISPOSITION OF ANY SHARES GRANTED HEREUNDER OR ISSUED UPON EXERCISE OR (IF APPLICABLE) THE VESTING OF ANY AWARD, THE ASSUMPTION, SUBSTITUTION, CANCELLATION OR PAYMENT IN LIEU OF AWARDS OR FROM ANY OTHER ACTION IN CONNECTION WITH THE FOREGOING (INCLUDING WITHOUT LIMITATION ANY TAXES AND COMPULSORY PAYMENTS, SUCH AS SOCIAL SECURITY OR HEALTH TAX PAYABLE BY THE GRANTEE OR THE COMPANY IN CONNECTION THEREWITH) SHALL BE BORNE AND PAID SOLELY BY THE GRANTEE, AND THE GRANTEE SHALL INDEMNIFY THE COMPANY, ITS SUBSIDIARIES AND AFFILIATES, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PAYMENT OR ANY PENALTY, INTEREST OR INDEXATION THEREON. EACH GRANTEE AGREES TO, AND UNDERTAKES TO COMPLY WITH, ANY RULING, SETTLEMENT, CLOSING AGREEMENT OR OTHER SIMILAR AGREEMENT OR ARRANGEMENT WITH ANY TAX AUTHORITY IN CONNECTION WITH THE FOREGOING WHICH IS APPROVED BY THE COMPANY.
18.3. NO TAX ADVICE. THE GRANTEE IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING, EXERCISING OR DISPOSING OF AWARDS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE GRANTEE ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE GRANTEE.
18.4. TAX TREATMENT. THE COMPANY DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS EVENTUALLY TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT. THIS PROVISION SHALL SUPERSEDE ANY TYPE OF AWARDS OR TAX QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW. THE COMPANY DOES NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY THE AWARD WITH THE REQUIREMENT OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING. NO ASSURANCE IS MADE BY THE COMPANY OR ANY OF ITS AFFILIATES THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WOULD QUALIFY AT THE TIME OF EXERCISE OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT. THE COMPANY AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS WHETHER THE COMPANY COULD HAVE OR SHOULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE GRANTEE. THE COMPANY DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITIES, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT. IF THE AWARDS DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT IT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE GRANTEE.
18.5. The Company or any Subsidiary or other Affiliate thereof may take such action as it may deem necessary or appropriate, in its discretion, for the purpose of or in connection with complying with tax withholding requirements, including withholding taxes at least equal to the minimum required amount under Applicable Law and no greater than the maximum amount determined using the highest applicable marginal tax rate (collectively, “Withholding Obligations”). Such actions may include (i) requiring a Grantees to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations and any other taxes and compulsory payments, payable by the Company in connection with the Award or the exercise or (if applicable) the vesting thereof; (ii) subject to Applicable Law, allowing the Grantees to provide Shares to the Company, in an amount that at such time, reflects a value that the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding Shares otherwise issuable upon the exercise of an Award at a value which is determined by the Committee to be sufficient to satisfy such Withholding Obligations; (iv) allowing Grantees to satisfy all or part of the Withholding Obligations by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company or (v) any combination of the foregoing. The Company shall not be obligated to allow the exercise of any Award by or on behalf of a Grantee until all tax consequences arising from the exercise of such Award are resolved in a manner acceptable to the Company.
18.6. Each Grantee shall notify the Company in writing promptly and in any event within ten (10) days after the date on which such Grantee first obtains knowledge of any tax bureau inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted or received hereunder or Shares issued thereunder and shall continuously inform the Company of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Company and its representatives to participate in any proceedings and discussions concerning such matters. Upon request, a Grantee shall provide to the Company any information or document relating to any matter described in the preceding sentence, which the Company, in its discretion, requires.
18.7. For the purpose hereof “tax(es)” means (a) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all income (including under Section 409A of the Code), capital gains, transfer, withholding, payroll, employment, social security, national security, health tax, wealth surtax, stamp, registration and estimated taxes, customs duties, fees, assessments and charges of any similar kind whatsoever (including under Section 280G of the Code), (b) all interest, indexation differentials, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (a), (c) any transferee or successor liability in respect of any items described in clauses (a) or (b) payable by reason of contract, assumption, transferee liability, successor liability, operation of Applicable Law, or as a result of any express or implied obligation to assume Taxes or to indemnify any other person, and (d) any liability for the payment of any amounts of the type described in clause (a) or (b) payable as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group for any taxable period, including under U.S. Treasury Regulations Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Applicable Law) or otherwise.
18.8. If a Grantee makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Grantee would otherwise be taxable under Section 83(a) of the Code, such Grantee shall deliver a copy of such election to the Company upon or prior to the filing such election with the U.S. Internal Revenue Service. Neither the Company nor any Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.
19. RIGHTS AS A STOCKHOLDER; VOTING AND DIVIDENDS.
19.1. Subject to Section 11.4, a Grantee shall have no rights as a stockholder of the Company with respect to any Shares covered by an Award until the Grantee shall have exercised the Award, paid the Exercise Price therefor and becomes the record holder of the subject Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date on which the Grantee becomes the record holder of the Shares covered by an Award, except as provided in Section 14 hereof.
19.2. With respect to all Awards issued in the form of Shares hereunder or upon the exercise or (if applicable) the vesting of Awards hereunder, any and all voting rights attached to such Shares shall be subject to Section 6.9, and the Grantee shall be entitled to receive dividends distributed with respect to such Shares, subject to Section 11.4, the provisions of the Charter Documents and any Stockholders Agreement, and subject to any Applicable Law.
19.3. The Company may, but shall not be obligated to, register or qualify the sale of Shares under any applicable securities law or any other Applicable Law.
20. NO REPRESENTATION BY COMPANY.
By granting the Awards, the Company is not, and shall not be deemed as, making any representation or warranties to the Grantee regarding the Company, its business affairs, its prospects or the future value of its Shares. The Company shall not be required to provide to any Grantee any information, documents or material in connection with the Grantee’s considering an exercise of an Award. To the extent that any information, documents or materials are provided, the Company shall have no liability with respect thereto. Any decision by a Grantee to exercise an Award shall solely be at the risk of the Grantee.
21. NO RETENTION RIGHTS.
Nothing in this Plan, any Award Agreement or in any Award granted or agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or be in the service of the Company or any Subsidiary or other Affiliate thereof as a Service Provider or to be entitled to any remuneration or benefits not set forth in this Plan or such agreement, or to interfere with or limit in any way the right of the Company or any such Subsidiary or other Affiliate thereof to terminate such Grantee’s employment or service (including, any right of the Company or any of its Affiliates to immediately cease the Grantee’s employment or service or to shorten all or part of the notice period, regardless of whether notice of termination was given by the Company or its Affiliates or by the Grantee). Awards granted under this Plan shall not be affected by any change in duties or position of a Grantee, subject to Sections 6.6 through 6.8. No Grantee shall be entitled to claim and the Grantee hereby waives any claim against the Company or any Subsidiary or other Affiliate thereof that he or she was prevented from continuing to vest Awards as of the date of termination of his or her employment with, or services to, the Company or any Subsidiary or other Affiliate thereof. No Grantee shall be entitled to any compensation in respect of the Awards which would have vested had such Grantee’s employment or engagement with the Company (or any Subsidiary or other Affiliate thereof) not been terminated.
22. PERIOD DURING WHICH AWARDS MAY BE GRANTED.
Awards may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date, which period may be extended from time to time by the Board with stockholders’ approval. From and after such date (as extended) no grants of Awards may be made and this Plan shall continue to be in full force and effect with respect to Awards or Shares issued thereunder that remain outstanding.
23. AMENDMENT OF THIS PLAN AND AWARDS.
23.1. The Board at any time and from time to time may suspend, terminate, modify or amend this Plan, whether retroactively or prospectively. Any amendment effected in accordance with this Section shall be binding upon all Grantees and all Awards, whether granted prior to or after the date of such amendment, and without the need to obtain the consent of any Grantee. No termination or amendment of this Plan shall affect any then outstanding Award unless expressly provided by the Board.
23.2. Subject to changes in Applicable Law that would permit otherwise, without the approval of the Company’s stockholders, there shall be no increase in the maximum aggregate number of Shares that may be issued under this Plan (except by operation of the provisions of Section 14.1) and no other amendment of this Plan that would require approval of the Company’s stockholders under any Applicable Law. Unless not permitted by Applicable Law, if the grant of an Award is subject to approval by stockholders, the date of grant of the Award shall be determined as if the Award had not been subject to such approval.
23.3. The Board or the Committee at any time and from time to time may modify or amend any Award theretofore granted, including any Award Agreement, whether retroactively or prospectively.
24. APPROVAL.
This Plan shall take effect upon its adoption by the Board (the “Effective Date”). subject to stockholders’ approval, within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting or a written consent of stockholder under Applicable Law; provided, however, if the grant of an Award is made after the Effective Date subject to approval by stockholders, the date of grant of the Award shall be determined as if the Award had not been subject to such approval). Upon approval of this Plan by the stockholders of the Company as set forth above, all Awards granted under this Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved this Plan on the Effective Date.
25. RULES PARTICULAR TO SPECIFIC COUNTRIES; SECTION 409A.
25.1. Notwithstanding anything herein to the contrary, the terms and conditions of this Plan may be supplemented or amended with respect to a particular country or tax regime by means of an appendix to this Plan, and to the extent that the terms and conditions set forth in any appendix conflict with any provisions of this Plan, the provisions of such appendix shall govern. Terms and conditions set forth in such appendix shall apply only to Awards granted to Grantees under the jurisdiction of the specific country or such other tax regime that is the subject of such appendix and shall not apply to Awards issued to a Grantee not under the jurisdiction of such country or such other tax regime. The adoption of any such appendix shall be subject to the approval of the Board or the Committee, and if determined by the Committee to be required in connection with the application of certain tax treatment, pursuant to applicable stock exchange rules or regulations or otherwise, then also the approval of the stockholders of the Company at the required majority.
25.2. This Section 25.2 shall only apply to Awards granted to Grantees who are subject to United States Federal income tax.
25.2.1 It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in Section 25.2.2, and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly.
25.2.2 The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a change in ownership or control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.
25.2.3 The Company shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A. If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by the Company in a manner consistent with such intent, as determined in the discretion of the Company. If, notwithstanding the foregoing provisions of this Section 25.2.3, any provision of the Plan or any such agreement would cause a Grantee to incur any additional tax or interest under Code Section 409A, the Company shall take commercially reasonable steps to reform such provision in a manner intended to avoid the incurrence by such Grantee of any such additional tax or interest; provided that the Company shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Grantee of the applicable provision without violating the provisions of Section 409A.
25.2.4 Notwithstanding any other provision in the Plan, any Award Agreement, or any other written document establishing the terms and conditions of an Award, if any Grantee is a “specified employee,” within the meaning of Section 409A of the Code, as of the date of his or her “separation from service” (as defined under Section 409A of the Code), then, to the extent required by Treasury Regulation Section 1.409A-3(i)(2) (or any successor provision), any payment made to such Grantee on account of his or her separation from service shall not be made before a date that is six months after the date of his or her separation from service. The Committee may elect any of the methods of applying this rule that are permitted under Treasury Regulation Section 1.409A-3(i)(2)(ii) (or any successor provision).
25.2.5 Notwithstanding any other provision of this Section 25.2 to the contrary, although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Grantee for any tax, interest, or penalties the Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.
26. GOVERNING LAW; JURISDICTION; VENUE
The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Committee relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable U.S. federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles; provided, however, that provisions in the Plan and/or Award Agreements that are intended to comply with tax laws, regulations and rules of any specific jurisdiction shall be interpreted in a manner consistent with those laws, regulations and rules of such jurisdiction as appropriate. Any suit with respect hereto will be brought in the federal or state courts in the district which includes the city or town in which the Company’s principal executive office is located. With respect to any claim or dispute related to or arising under the Plan or any Award Agreement, the Company and each

Grantee who accepts an Award hereby consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in Delaware.
27. NON-EXCLUSIVITY OF THIS PLAN.
The adoption of this Plan shall not be construed as creating any limitations on the power or authority of the Company to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Company may deem necessary or desirable or preclude, including but not limited to the grant of inducement awards in connection with a person becoming a Service Provider, or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliate now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.
28. MISCELLANEOUS.
28.1. Survival. The Grantee shall be bound by and the Shares issued upon exercise or (if applicable) the vesting of any Awards granted hereunder shall remain subject to this Plan after the exercise or (if applicable) the vesting of Awards, in accordance with the terms of this Plan, whether or not the Grantee is then or at any time thereafter employed or engaged by the Company or any of its Affiliates.
28.2. Additional Terms. Each Award awarded under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole discretion.
28.3 Fractional Shares. No fractional Share shall be issuable upon exercise or vesting of any Award and the number of Shares to be issued shall be rounded down to the nearest whole Share, with any Share remaining at the last vesting date due to such rounding to be issued upon exercise at such last vesting date.
28.4. Severability. If any provision of this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. In addition, if any particular provision contained in this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall for any reason be held to be excessively broad as to duration, geographic scope, activity or subject, it shall be construed by limiting and reducing such provision as to such characteristic so that the provision is enforceable to fullest extent compatible with Applicable Law as it shall then appear.
28.5. Captions and Titles. The use of captions and titles in this Plan or any Award Agreement or any other agreement entered into in connection with an Award is for the convenience of reference only and shall not affect the meaning or interpretation of any provision of this Plan or such agreement.
28.6. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
28.7. Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no Grantee who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
28.8. Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Grantee actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.

Appendix B
INTENSITY THERAPEUTICS, INC.
AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Amended and Restated 2024 Employee Stock Purchase Plan (the “Plan”) of Intensity Therapeutics, Inc. (the “Company”).

1.Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.Definitions.

a.“Board” shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

b.“Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.

c.“Common Stock” shall mean the common stock, $0.0001 par value per share, of the Company.

d.“Company” shall mean Intensity Therapeutics, Inc., a Delaware corporation.

e.“Compensation” shall mean the regular rate of salary or wages received by the Employee from the Company or a Designated Subsidiary that is taxable income for federal income tax purposes or applicable tax law, including payments for overtime and shift premium, but excluding incentive compensation, incentive payments, bonuses, commissions, relocation, expense reimbursements, tuition or other reimbursements or compensation received from the Company or a Designated Subsidiary.

f.“Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

g.“Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

h.“Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

i.“Employee” shall mean any person who is employed by the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

j.“Exercise Date” shall mean the last business day of each Offering Period of the Plan.

k.“Exercise Price” shall mean with respect to an Offering Period, an amount equal to 85% of the fair market value (as defined in Section 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

l.“Offering Date” shall mean the first business day of each Offering Period of the Plan.

m.“Offering Period” shall mean a period of six months or other period as set forth in Section 4 of the Plan.

n.“Plan” shall mean this Intensity Therapeutics, Inc. Employee Stock Purchase Plan.

o.“Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.Eligibility.

a.Any person who has been continuously employed as an Employee for three (3) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code. All Employees granted options under the Plan with respect to any Offering Period will have the same rights and privileges except for any differences that may be permitted pursuant to Section 423 of the Code.

b.Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company or (ii) which permits such Employee’s rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in Section 7(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In addition, the maximum number of shares of Common Stock that may be purchased by any participant during an Offering Period shall equal the lesser of (i) 25,000 shares of Common Stock or (ii) $25,000 divided by the fair market value of the Common Stock on the first trading day of such Offering Period, which price shall be adjusted if the price per share is adjusted pursuant to Section 18. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this Section 3(b).

4.Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 1 and July 1 of each year or the first business day thereafter (or at such other time or times as may be determined by the Board in its administrative discretion). The initial Offering Period shall commence on January 1, 2025.

5.Participation.

a.An eligible Employee may become a participant in the Plan by completing an enrollment form provided by the Company and filing it with the Company or its designee at least fifteen (15) days prior to the applicable Offering Date, unless a later time for filing the enrollment form is set by the Board for all eligible Employees with respect to a given Offering Period. The enrollment form and its submission may be electronic as directed by the Company. The enrollment form shall set forth the percentage of the participant’s Compensation (which shall be not less than one percent (1%) and not more than fifteen percent (15%) to be paid as Contributions pursuant to the Plan.

b.Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the enrollment form is applicable, unless sooner terminated as provided in Section 10.

6.Method of Payment of Contributions.

a.Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) of such participant’s Compensation on each such payroll (or such other percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to the participant’s account under the Plan. A participant may not make any additional payments into such account.

A participant may discontinue participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of the participant’s Contributions during the Offering Period by completing and filing with the Company a new enrollment form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new enrollment form, if the enrollment form is submitted at least fifteen (15) days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.

b.Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s enrollment form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7.Grant of Option.

a.On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Common Stock shall be determined as provided in Section 7(b).

b.The fair market value of the Common Stock on a given date shall be (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system; or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.

8.Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, a participant’s option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable Exercise Price with the accumulated Contributions in the participant’s account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by the participant.

9.Delivery. Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form, except that the Board may determine that such shares shall be held for each participant’s benefit by a broker designated by the Board. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant’s account after an Exercise Date shall be returned to the participant.

10.Withdrawal; Termination of Employment. A participant may withdraw all but not less than all the Contributions credited to the participant’s account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant’s Contributions credited to the participant’s account will be paid to the participant promptly after receipt of the participant’s notice of withdrawal and the participant’s option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

a.Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to the participant’s account will be returned to the participant or, in the case of the participant’s death, to the person or persons entitled thereto under Section 14, and the participant’s option will be automatically terminated.

b.In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to the participant’s account will be returned to the participant and the participant’s option terminated.

A participant’s withdrawal from an Offering Period will not have any effect upon the participant’s eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11.Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12.Stock.

a.The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 39,892 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee’s account not applied to the purchase of shares pursuant to this Section 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

b.The participant will have no interest or voting right in shares covered by the participant’s option until such option has been exercised.

13.Administration. The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, to correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including without limitation, adopting subplans applicable to particular Designated Subsidiaries or locations, which subplans may be designed to be outside the scope of Section 423 of the Code..

14.Designation of Beneficiary. A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to the participant of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.

a.Such designation of beneficiary may be changed by the participant (and the participant’s spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.Adjustments upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options under Section 12(a) (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.Amendment or Termination.

a.The Board may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board’s setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

b.Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

20.Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.Conditions upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.Information Regarding Disqualifying Dispositions. By electing to participate in the Plan, each participant agrees to provide any information about any transfer of shares of Common Stock acquired under the Plan that occurs within two years after the first business day of the Offering Period in which such shares were acquired as may be requested by the Company or any Subsidiaries in order to assist it in complying with the tax laws.

23.Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee.

24.Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No Employee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company’s share register.

25.Term of Plan. The Plan became effective upon its adoption by the Board and approval by the Company’s stockholders on July 17, 2024 and shall continue in effect through July 17, 2034, unless sooner terminated under Section 19.

26.Applicable Law. This Plan shall be governed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96956-P52213

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

INTENSITY THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. To elect two Class III directors to serve a three-year term expiring in 2029.

Nominees:	For	Withhold
1a. Dr. Emer Leahy	☐	☐
1b. Lewis H. Bender	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V96957-P52213

INTENSITY THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 16, 2026 AT 10:30 A.M. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Lewis H. Bender and Joseph Talamo, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Intensity Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 a.m. ET on June 16, 2026 at www.virtualshareholdermeeting.com/INTS2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE